                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Portfolio Highlights.............................  4
Portfolio Management Review......................  5
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 16

UTLF SAR  2/97

                            LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital Utility
Fund has continued to generate solid
investment performance. As noted in
earlier reports, VK/AC Holding Inc.,                      [PHOTO]
the parent company of Van Kampen
American Capital, Inc., was acquired
by Morgan Stanley Group Inc., a world
leader in asset management and
investment banking. The transaction        DENNIS J. MCDONNELL AND DON G. POWELL
was completed in October, and we are
excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first

                                                           Continued on page two
four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
    The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
    Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK
    We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
    We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
    Your Fund's performance during 1996 has illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

                                           A SHARES   B SHARES   C SHARES
   TOTAL RETURNS

Six-month total return based on NAV(1)...     7.11%      6.72%      6.72%
Six-month total return(2)................      .97%      2.72%      5.72%
One-year total return(2).................     4.54%      6.20%      9.13%
Life-of-Fund average annual total
 return(2)...............................     5.94%      6.34%      6.69%
Commencement date........................  07/28/93   07/28/93   08/13/93

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                               AS OF                 AS OF
                                         DECEMBER 31, 1996       JUNE 30, 1996
Edison International..................   3.0%  ...................   2.2%
Public Service Co. of New Mexico......   2.8%  ...................   3.2%
Houston Industries, Inc. .............   2.7%  ...................   2.2%
Illinova Corp. .......................   2.7%  ...................   2.3%
Baltimore Gas & Electric Co. .........   2.7%  ...................    N/A
Pinnacle West Capital Corp. ..........   2.6%  ...................   2.3%
DTE Energy Co. .......................   2.6%  ...................   2.0%
GPU, Inc. ............................   2.5%  ...................    N/A
FPL Group, Inc. ......................   2.4%  ...................    2.2%
Southern Co...........................   2.3%  ...................    N/A

N/A = Not Applicable

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Electric Utilities..........  52.9%
Telecommunications..........  20.2%
Oil, Gas, Pipeline and
  Distribution..............  18.3%
Real Estate Investment
  Trusts....................   6.5%
Cable Television............   1.5%

AS OF JUNE 30, 1996
Electric Utilities..........  56.7%
Telecommunications..........  22.1%
Oil, Gas, Pipeline and
  Distribution..............  17.6%
Buildings & Real Estate.....   3.0%
Water and Sewer Utilities...   0.6%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS

                 AS OF DECEMBER 31, 1996

     Stocks.............   80.1%
     Bonds..............   11.0%
     Convertibles.......    3.5%
     Cash and Short-Term
      Investments.......    4.8%
     Other..............    0.6%
                                        [Pie Chart]

                    AS OF JUNE 30, 1996
     Stocks.............   83.1%
     Bonds..............    9.3%
     Convertibles.......    4.3%
     Cash and Short-Term
      Investments.......    0.7%
     Other..............    2.6%
                                        [Pie Chart]

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

We recently spoke with the management team of the Van Kampen American Capital Utility Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Mary Jayne Maly, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

   Q  WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND OVER THE PAST SIX MONTHS?

   A A volatile bond market and robust economy hampered returns in the utility sector. Volatility in the bond market created price fluctuations among utility stocks, which are generally interest-rate sensitive. Additionally, economic growth resulted in strong corporate earnings, with technology and consumer-oriented stocks exhibiting rapid earnings growth and attractive performance. Utility stocks were somewhat at a disadvantage as they are generally mature companies with a lower rate of earnings growth.
    Two utility sectors, electric and telephone companies, faced new challenges. The electric utility industry is transitioning from a regulated monopoly to full competition, which presents potential opportunities as well as drawbacks. Successful companies with effective management teams should be able to navigate easily through this transition, but deregulation typically means lower prices for consumers, which often translates into lower earnings.
    Due to legislation passed during the year, the telephone industry is facing deregulation issues that will allow local and long-distance phone companies to compete in one another's market. Any resulting price wars could have a negative impact on earnings, and phone company stocks have produced lackluster returns in anticipation of this event.
    Gas utility companies, on the other hand, generated attractive total returns. Supply-and-demand fundamentals were strong, resulting in increasing gas prices and strong earnings growth. Also, the trend of convergence between gas and electric utility industries has led to a number of mergers. In addition to economies of scale and incremental earnings growth, electric company management could benefit from gas company management in deregulation, which occurred several years ago.

   Q  HOW DID YOU RESPOND TO THESE FACTORS DURING THE PERIOD?

   A We enhanced performance through our 18 percent weighting in gas utilities, particularly as a number of our holdings were bought out at attractive premiums. In the electric utility sector, we invested in companies that are already well-positioned for competition or have effective management teams in place to guide the companies through deregulation. Additionally, we identified and purchased those companies we believe would be most likely to thrive in this deregulated environment. We also used our disciplined research techniques to select the telephone companies we believed had the strongest growth potential. However, we remained underweighted in the telephone industry, as we feel there is still downside potential.

    Bonds and real estate investment trusts (REITs) rounded out the portfolio. We added to our fixed-income holdings (a total of 11 percent by the end of the reporting period) due to their historic ability to buffer a portfolio and offset sector volatility. REITs comprised about 6 percent of the portfolio by the end of the reporting period. For additional Fund portfolio highlights, please refer to page four.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund generated a six-month total return of 7.11 percent(1) (Class A shares at net asset value), outperforming its peer indices. By comparison, the Standard & Poor's 40 Utilities Index returned only 3.06 percent, which the Lipper Utility Fund Index returned 5.87 percent for the period. Keep in mind that the S&P 40 Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Lipper Utility Fund Index reflects the average performance of the largest utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

   A The Fund's performance will depend on the economy, interest rate levels, and performance of the overall stock market. If the economy weakens and corporate earnings growth begins to decline, the Fund may benefit due to the historically defensive nature of its investments. We also feel that the Fund has the potential to outperform the broader market indices in a rising rate environment, which would uncover attractive valuations. We are emphasizing relatively inexpensive electric utilities in the Fund's portfolio, as well as gas utilities with strong fundamentals. We continue to be cautious in the telephone industry, and future purchases will be value-oriented to provide downside protection.
    Overall, we anticipate a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth should push corporate profits modestly higher during 1997 and provide continued support for stock prices. However, we see 1997 as a year of increased concern for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. For example, a return of the rapid gross domestic product growth experienced in early 1996 could trigger a correction and convince the Federal Reserve Board to raise interest rates.
    With this in mind, a review of your portfolio's asset mix is especially appropriate at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may well have increased your portfolio's equity exposure above levels you considered appropriate a few years ago.

[SIG]
Alan T. Sachtleben
Chief Investment Officer
Equity Investments



[SIG]
Mary Jayne Maly
Portfolio Manager



                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Security Description                                             Shares   Market Value
  --------------------------------------------------------------------------------------
  COMMON AND PREFERRED STOCKS  84.3%
  ELECTRIC UTILITIES  46.8%
  Allegheny Power Systems, Inc. ..............................     100,000  $  3,037,500
  Boston Edison Co. ..........................................     120,000     3,225,000
  Carolina Power & Light Co. .................................      80,000     2,920,000
  CMS Energy Corp. ...........................................      97,000     3,261,625
  DTE Energy Co. .............................................     112,000     3,626,000
  Edison International........................................     215,000     4,273,125
  FPL Group, Inc. ............................................      74,000     3,404,000
  GPU, Inc. ..................................................     104,175     3,502,885
  Houston Industries, Inc. ...................................     169,000     3,823,625
  Illinova Corp. .............................................     138,000     3,795,000
  New York St Electric & Gas Corp. ...........................      68,000     1,470,500
  Niagara Mohawk Power Corp. (b)..............................     174,000     1,718,250
  Nipsco Industries, Inc. ....................................      80,000     3,170,000
  Northeast Utilities.........................................     135,000     1,788,750
  Ohio Edison Co. ............................................     138,000     3,139,500
  Peco Energy Co. ............................................      75,000     1,893,750
  Pinnacle West Capital Corp. ................................     115,400     3,663,950
  Public Service Co. of New Mexico............................     200,000     3,925,000
  Sierra Pacific Resources....................................     100,000     2,875,000
  Southern Co. ...............................................     146,000     3,303,250
  Texas Utilities Co. ........................................      70,000     2,852,500
  Tucson Electric Power Co. (b)...............................      84,000     1,396,500
  Unicom Corp. ...............................................     117,000     3,173,625
                                                                            ------------
                                                                              69,239,335
                                                                            ------------
  OIL, GAS, PIPELINE AND DISTRIBUTION  14.6%
  Baltimore Gas & Electric Co. ...............................     142,000     3,798,500
  Coastal Corp. ..............................................      34,000     1,661,750
  Columbia Gas Systems Inc. ..................................      28,000     1,781,500
  El Paso Natural Gas Co. ....................................      43,000     2,171,500
  Enron Corp. ................................................      38,000     1,638,750
  MCN Corp. ..................................................      75,000     2,165,625
  MCN Corp. - Preferred (Convertible into 26,822 common
    shares)...................................................      32,200       889,525
  Nicor Inc. .................................................      92,211     3,296,543
  Southwest Gas Corp. ........................................     100,000     1,925,000
  Williams Cos. Inc. - Preferred (Convertible into 58,595
    common shares)............................................      25,000     2,212,500
                                                                            ------------
                                                                              21,541,193
                                                                            ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Security Description                                             Shares   Market Value
  --------------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT TRUSTS  6.2%
  Bay Apartment Communities, Inc. ............................      82,500  $  2,970,000
  Cali Realty Corp. ..........................................     105,000     3,241,875
  Meditrust...................................................      75,000     3,000,000
                                                                            ------------
                                                                               9,211,875
                                                                            ------------
  TELECOMMUNICATIONS  16.7%
  Ameritech Corp. ............................................      39,670     2,404,994
  AT & T Corp. ...............................................      38,600     1,679,100
  Bellsouth Corp. ............................................      56,000     2,261,000
  Cable & Wireless PLC - ADR (United Kingdom).................      76,000     1,871,500
  Cincinnati Bell, Inc. ......................................      43,000     2,649,875
  Frontier Corp. .............................................      50,000     1,131,250
  GTE Corp. ..................................................      40,000     1,820,000
  Lucent Technologies, Inc. ..................................      31,291     1,447,209
  Nynex Corp. ................................................      34,000     1,636,250
  Pasifik Satelit Nusantara - ADR (Indonesia) (b).............     115,000     1,380,000
  Portugal Telecom SA - ADR (Portugal) (b)....................      80,200     2,265,650
  SBC Communications, Inc. ...................................      42,000     2,173,500
  Sprint Corp. - Preferred (Convertible into 50,216 common
    shares of Southern New England Telecommunications Corp.)..      57,900     2,077,162
                                                                            ------------
                                                                              24,797,490
                                                                            ------------
  TOTAL COMMON AND PREFERRED STOCKS.......................................   124,789,893
                                                                            ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                       Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  11.0%
         CABLE TELEVISION  1.4%
$1,000   Continental Cablevision Inc. ...................   8.300%   05/15/06  $  1,068,785
 1,000   Cox Communications Inc. ........................   6.875    06/15/05       987,183
                                                                               ------------
                                                                                  2,055,968
                                                                               ------------
         ENERGY  0.7%
 1,000   NGC Corp. ......................................   6.750    12/15/05       984,194
                                                                               ------------
         ELECTRIC UTILITIES  3.6%
 1,000   Endesa Overseas Chile...........................   7.200    04/01/06       993,865
   500   Idaho Power Co. ................................   8.000    03/15/04       532,053
   700   Iowa Electric Light & Pwr Co. ..................   8.625    05/15/01       753,933
 1,000   Texas Utilities Electric Co. ...................   8.250    04/01/04     1,071,755
 1,000   Union Electric Co. .............................   7.375    12/15/04     1,033,329
 1,000   Virginia Electric & Pwr Co......................   6.625    04/01/03       995,100
                                                                               ------------
                                                                                  5,380,035
                                                                               ------------
         OIL, GAS, PIPELINE AND DISTRIBUTION  2.8%
   500   Colorado Interstate Gas Co. ....................  10.000    06/15/05       592,560
 1,000   Enron Corp. ....................................   7.125    05/15/07     1,007,705
   330   Laclede Gas Co. ................................   8.500    11/15/04       359,314
   500   Panhandle Eastern Pipeline Co. .................   7.875    08/15/04       522,666
   400   Southwest Gas Corp. ............................   9.750    06/15/02       445,605
   100   Texas Eastern Transmission Corp. ...............   8.000    07/15/02       105,156
 1,090   Texas Gas Transmission Corp. ...................   8.625    04/01/04     1,191,809
                                                                               ------------
                                                                                  4,224,815
                                                                               ------------
         TELECOMMUNICATIONS  2.5%
 1,000   360 Communications..............................   7.125    03/01/03       989,846
   900   GTE Corp. ......................................   9.375    12/01/00       988,913
 1,000   Sprint Corp. ...................................   8.125    07/15/02     1,064,124
   617   United Telecommunications Kansas................   9.750    04/01/00       671,548
                                                                               ------------
                                                                                  3,714,431
                                                                               ------------
TOTAL FIXED INCOME SECURITIES................................................    16,359,443
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  95.3%
(Cost $128,062,135) (a)......................................................   141,149,336
SHORT-TERM INVESTMENTS AT AMORTIZED COST  4.9%...............................     7,208,698
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)................................      (286,026)
                                                                               ------------
NET ASSETS  100.0%...........................................................  $148,072,008
                                                                               ============

(a) At December 31, 1996 for federal income tax purposes, cost is $128,062,135; the aggregate gross unrealized appreciation is $15,568,065 and the aggregate gross unrealized depreciation is $2,480,995, resulting in net unrealized appreciation including foreign currency translation of other assets and liabilities of $13,087,070.

(b) Non-income producing security as this stock currently does not declare dividends.



                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $128,062,135)
  (Note 1)..................................................  $141,149,336
Short-Term Investments (Note 1).............................     7,208,698
Cash........................................................         6,358
Receivables:
  Dividends.................................................       500,666
  Interest..................................................       236,616
  Fund Shares Sold..........................................       100,180
  Securities Sold...........................................        76,311
Unamortized Organizational Expenses (Note 1)................        36,061
Other.......................................................        14,097
                                                              ------------
      Total Assets..........................................   149,328,323
                                                              ------------
LIABILITIES:
Payables:
  Income and Capital Gain Distributions.....................       620,475
  Fund Shares Repurchased...................................       272,040
  Distributor and Affiliates (Notes 2 and 5)................       128,338
  Investment Advisory Fee (Note 2)..........................        81,193
Accrued Expenses............................................        91,591
Deferred Compensation and Retirement Plans (Note 2).........        62,678
                                                              ------------
      Total Liabilities.....................................     1,256,315
                                                              ------------
NET ASSETS..................................................  $148,072,008
                                                              ============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $132,896,913
Net Unrealized Appreciation on Securities...................    13,087,070
Accumulated Net Realized Gain on Securities.................     2,126,676
Accumulated Distributions in Excess of Net Investment Income
  (Note 1)..................................................       (38,651)
                                                              ------------
NET ASSETS..................................................  $148,072,008
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $54,719,777 and 3,464,548 shares of
    beneficial interest issued and outstanding).............  $      15.79
    Maximum sales charge (5.75%* of offering price).........           .96
                                                              ------------
    Maximum offering price to public........................  $      16.75
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $88,337,887 and 5,594,804 shares of
    beneficial interest issued and outstanding).............  $      15.79
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,014,344 and 317,712 shares of
    beneficial interest issued and outstanding).............  $      15.78
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.






                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $155,797)....    $  3,810,148
Interest....................................................         691,341
                                                                ------------
    Total Income............................................       4,501,489
                                                                ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $69,404, $446,535 and $24,717, respectively)
  (Note 5)..................................................         540,656
Investment Advisory Fee (Note 2)............................         486,764
Shareholder Services (Note 2)...............................         136,994
Custody.....................................................          46,430
Trustees Fees and Expenses (Note 2).........................          18,288
Amortization of Organizational Expenses (Note 1)............          11,592
Legal (Note 2)..............................................           6,440
Other.......................................................         165,856
                                                                ------------
    Total Expenses..........................................       1,413,020
    Less Expenses Reimbursed (Note 2).......................           5,041
                                                                ------------
    Net Expenses............................................       1,407,979
                                                                ------------
NET INVESTMENT INCOME.......................................    $  3,093,510
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $  5,478,730
  Foreign Currency Transactions.............................             992
                                                                ------------
Net Realized Gain on Securities.............................       5,479,722
                                                                ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................      11,904,947
                                                                ------------
  End of the Period:
    Investments.............................................      13,087,201
    Foreign Currency Translation............................            (131)
                                                                ------------
                                                                  13,087,070
                                                                ------------
Net Unrealized Appreciation on Securities During the
  Period....................................................       1,182,123
                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............    $  6,661,845
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  9,755,355
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1996
                  and the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended
                                                             December 31,     Year Ended
                                                                 1996        June 30, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  3,093,510     $  4,873,693
Net Realized Gain on Securities..........................       5,479,722       12,374,245
Net Unrealized Appreciation on
  Securities During the Period...........................       1,182,123       11,585,780
                                                             ------------     ------------
Change in Net Assets from Operations.....................       9,755,355       28,833,718
                                                             ------------     ------------
Distributions from Net Investment Income.................      (3,111,101)      (6,356,230)
Distributions in Excess of Net Investment Income (Note
  1).....................................................         (39,643)             -0-
                                                             ------------     ------------
Total Distributions from and in Excess of Net Investment
  Income*................................................      (3,150,744)      (6,356,230)
Distributions from Net Realized Gain on Securities (Note
  1)*....................................................      (1,861,394)             -0-
                                                             ------------     ------------
Total Distributions......................................      (5,012,138)      (6,356,230)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       4,743,217       22,477,488
                                                             ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................................       8,702,140       44,796,872
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................       4,139,713        5,057,133
Cost of Shares Repurchased...............................     (25,072,051)     (49,434,577)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......     (12,230,198)         419,428
                                                             ------------     ------------
TOTAL INCREASE/DECREASE IN NET ASSETS....................      (7,486,981)      22,896,916
NET ASSETS:
Beginning of the Period..................................     155,558,989      132,662,073
                                                             ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $(38,651) and $17,591,
  respectively)..........................................    $148,072,008     $155,558,989
                                                             ============     ============

                                            Six Months
                                              Ended
                                           December 31,     Year Ended
*Distributions by Class                       1996        June 30, 1996
---------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.......................     $(1,285,012)     $(2,717,536)
  Class B Shares.......................      (1,766,502)      (3,509,438)
  Class C Shares.......................         (99,230)        (129,256)
                                            -----------      -----------
                                            $(3,150,744)     $(6,356,230)
                                            ===========      ===========
Distributions from Net Realized Gain on
  Securities:
  Class A Shares.......................     $  (683,737)     $       -0-
  Class B Shares.......................      (1,114,278)             -0-
  Class C Shares.......................         (63,379)             -0-
                                            -----------      -----------
    Total Distributions................     $(1,861,394)     $       -0-
                                            ===========      ===========



                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              From July 28, 1995
                                          Six Months      Year       Year       (Commencement
                                            Ended        Ended      Ended       of Investment
                                         December 31,   June 30,   June 30,     Operations) to
Class A Shares                              1996         1996       1995       June 30, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................    $15.298       $13.386    $12.906        $ 14.300
                                           -------       -------    -------        --------
Net Investment Income..................       .361          .538       .595            .479
Net Realized and Unrealized Gain/Loss
  on Securities........................       .706         2.077       .485          (1.513)
                                           -------       -------    -------        --------
Total from Investment Operations.......      1.067         2.615      1.080          (1.034)
                                           -------       -------    -------        --------
Less:
  Distributions from and in Excess of
    Net Investment Income (Note 1).....       .370          .703       .600            .323
  Distributions from and in Excess of
    Net Realized Gain on Securities
    (Note 1)...........................       .201           -0-        -0-            .037
                                           -------       -------    -------        --------
Total Distributions....................       .571          .703       .600            .360
                                           -------       -------    -------        --------
Net Asset Value, End of the Period.....    $15.794       $15.298    $13.386        $ 12.906
                                           =======       =======    =======        ========
Total Return (a).......................       7.11%*       19.93%      8.70%          (7.38%)*
Net Assets at End of the Period
  (In millions)........................    $  54.7       $  57.7    $  50.4        $   51.5
Ratio of Expenses to Average Net Assets
  (b)..................................       1.41%         1.38%      1.34%           1.34%
Ratio of Net Investment Income to
  Average Net Assets (b)...............       4.63%         3.61%      4.55%           4.10%
Portfolio Turnover.....................         45%*         121%       109%            102%*
Average Commission Paid Per Equity
  Share Traded (c).....................    $ .0589       $ .0590         --              --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              From July 28, 1995
                                          Six Months      Year       Year       (Commencement
                                            Ended        Ended      Ended       of Investment
                                         December 31,   June 30,   June 30,     Operations) to
            Class B Shares                   1996         1996       1995       June 30, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $15.296       $13.356    $12.880        $14.300
                                           -------       -------    -------        -------
Net Investment Income....................     .300          .426       .507           .394
Net Realized and Unrealized Gain/Loss on
  Securities.............................     .707         2.080       .461         (1.519)
                                           -------       -------    -------        -------
Total from Investment Operations.........    1.007         2.506       .968         (1.125)
                                           -------       -------    -------        -------

Less:
  Distributions from and in Excess of
    Net Investment Income (Note 1).......     .313          .566       .492           .258

  Distributions from and in Excess of
    Net Realized Gain on Securities
    (Note 1).............................     .201           -0-        -0-           .037
                                           -------       -------    -------        -------
Total Distributions......................     .514          .566       .492           .295
                                           -------       -------    -------        -------
Net Asset Value, End of the Period.......  $15.789       $15.296    $13.356        $12.880
                                           =======       =======    =======        =======
Total Return (a).........................     6.72%*       19.08%      7.80%         (8.02%)*
Net Assets at End of the Period
  (In millions)..........................  $  88.3       $  92.9    $  81.0          $83.7
Ratio of Expenses to Average Net Assets
  (b)....................................     2.17%         2.13%      2.05%          2.06%
Ratio of Net Investment Income to
  Average Net Assets (b).................     3.87%         2.86%      3.84%          3.36%
Portfolio Turnover.......................       45%*         121%       109%           102%*
Average Commission Paid Per Equity
  Share Traded (c).......................  $ .0589       $ .0590         --             --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.



                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months      Year       Year     From August 13, 1993
                                            Ended        Ended      Ended        (Commencement
                                         December 31,   June 30,   June 30,     Distribution) to
             Class C Shares                  1996         1996       1995        June 30, 1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................   $15.290      $13.356    $12.868          $14.460
                                           -------      -------    -------          -------
Net Investment Income...................      .292         .470       .482             .330
Net Realized and Unrealized Gain/Loss on
  Securities............................      .715        2.030       .498           (1.627)
                                           -------      -------    -------          -------
Total from Investment Operations........     1.007        2.500       .980           (1.297)
                                           -------      -------    -------          -------

Less:
  Distributions from and in Excess of
    Net Investment Income (Note 1)......      .313         .566       .492             .258

  Distributions from and in Excess of
    Net Realized Gain on Securities
    (Note 1)............................      .201          -0-        -0-             .037
                                           -------      -------    -------          -------
Total Distributions.....................      .514         .566       .492             .295
                                           -------      -------    -------          -------
Net Asset Value, End of the Period......   $15.783      $15.290    $13.356          $12.868
                                           =======      =======    =======          =======
Total Return (a)........................      6.72%*      19.00%      7.88%           (9.11%)*
Net Assets at End of the Period (In
  millions).............................   $   5.0      $   5.0    $   1.3          $   1.1
Ratio of Expenses to Average Net Assets
  (b)...................................      2.17%        2.13%      2.09%            2.05%
Ratio of Net Investment Income to
  Average Net Assets (b)................      3.84%        2.78%      3.80%            3.38%
Portfolio Turnover......................        45%*        121%       109%             102%*
Average Commission Paid Per Equity Share
  Traded (c)............................   $ .0589      $ .0590         --               --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.






                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Utility Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $1,490,660, which will expire on June 30, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $992 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $12,200 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.
    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $104,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. During the period, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.
    The Fund has implemented deferred compensation and retirement plans for its Trustees. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those Trustees who are not officers of VKAC.
    At December 31, 1996, VKAC owned 11,367, 100 and 100 shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $49,078,570, $79,414,631 and
$4,403,712 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
================================================================================
Sales:
  Class A..........................................       269,206   $  4,119,827
  Class B..........................................       269,617      4,099,615
  Class C..........................................        31,599        482,698
                                                       ----------   ------------
Total Sales........................................       570,422   $  8,702,140
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       108,761   $  1,652,601
  Class B..........................................       156,788      2,384,023
  Class C..........................................         6,786        103,089
                                                       ----------   ------------
Total Dividend Reinvestment........................       272,335   $  4,139,713
                                                       ==========   ============
Repurchases:
  Class A..........................................      (682,060)  $(10,514,863)
  Class B..........................................      (908,016)   (13,864,627)
  Class C..........................................       (45,174)      (692,561)
                                                       ----------   ------------
Total Repurchases..................................    (1,635,250)  $(25,072,051)
                                                       ==========   ============

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $53,821,005, $86,795,620 and $4,510,486 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,081,909   $ 14,643,191
  Class B..........................................     1,829,596     24,638,568
  Class C..........................................       391,241      5,515,113
                                                       ----------   ------------
Total Sales........................................     3,302,746   $ 44,796,872
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       150,482   $  2,178,398
  Class B..........................................       193,231      2,794,761
  Class C..........................................         5,689         83,974
                                                       ----------   ------------
Total Dividend Reinvestment........................       349,402   $  5,057,133
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,228,535)  $(17,887,971)
  Class B..........................................    (2,010,741)   (29,087,995)
  Class C..........................................      (167,791)    (2,458,611)
                                                       ----------   ------------
Total Repurchases..................................    (3,407,067)  $(49,434,577)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

    For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $6,200 and CDSC on redeemed shares of approximately $211,800. Sales charges do not represent expenses of the Fund.
    On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Utilities Income Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 606,825, 1,173,732 and 219,180 shares of Classes A, B and C valued at $8,495,564, $16,432,324 and $3,068,523, respectively, in exchange for AC Fund's net assets. Included in these net assets was a capital loss carryforward of $357,695 which is included in accumulated net realized gain/loss on securities and cumulative book and tax basis timing differences of $2,408 which is a component of undistributed net investment income. The shares issued in connection with this transaction are included in common share sales for the current period. Combined net assets on the date of acquisition were $160,940,399.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $65,025,432 and $82,762,078, respectively.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

5. DISTRIBUTION AND SERVICE PLANS
    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six-months ended December 31, 1996, are payments to VKAC of approximately $335,700.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN*--Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 7,210,355 shares voted for the proposal, 103,949 shares voted against and 534,659 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 4,704,786 shares voted for the proposal, 165,175 shares voted against and 537,378 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 7,286,740 shares voted for the proposal, 59,726 shares voted against and 502,497 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

BALF SAR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital Balanced
Fund has continued to generate solid
investment performance. As noted in
earlier reports, VK/AC Holding Inc.,                  [PHOTO]
the parent company of Van Kampen
American Capital, Inc., was acquired
by Morgan Stanley Group Inc., a world
leader in asset management and           DENNIS J. MCDONNELL AND DON G. POWELL
investment banking. The transaction
was completed in October, and we are
excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity pieces receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

    The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.5 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four

                                                           Continued on page two
months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
    The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
    Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

    We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
    We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
    Your Fund's performance during 1996 has illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

FUND UPDATE
    The Trustees of the Balanced Fund have approved the Fund's reorganization into the Van Kampen American Capital Equity Income Fund. The reorganization is subject to shareholder approval. If approved, Balanced Fund shareholders will receive shares of the Equity Income Fund in exchange for their current shares. Similar to the Balanced Fund, the Equity Income Fund seeks to generate the highest possible income consistent with safety of principal, with a secondary objective of long-term growth of capital.

                                                         Continued on page three

    You will receive a proxy statement and voting card in the near future. The proxy is designed to provide you with information about the proposed reorganization and to request your participation in the proxy process.
    Throughout the history of the Balanced Fund, the support of our shareholders and our commitment to a disciplined investment approach have been important to our long-term performance record. Thank you for your continued confidence in Van Kampen American Capital and in your Fund's management team.

Sincerely,

[SIG]
DON G. POWELL

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
DENNIS J. MCDONNELL

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

                                         A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on
  NAV(1)...............................     7.78%      7.51%      7.51%
Six-month total return(2)..............     1.58%      3.51%      6.51%
One-year total return(2)...............     6.69%      8.54%     11.54%
Life-of-Fund average
  annual total return(2)...............    11.11%     11.85%     13.01%
Commencement date......................  06/24/94   06/24/94   06/24/94

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                              AS OF
                                                          DEC. 31, 1996
U.S. Treasury Bond......................................      14.3%
U.S. Treasury Note......................................      13.8%
U.S. Treasury Note......................................      13.3%
WMX Technologies, Inc. .................................       2.7%
Philip Morris Cos., Inc. ...............................       2.6%
Tele-Communications, Inc. ..............................       2.2%
RJR Nabisco Holdings Corp. .............................       2.1%
MCI Communications Corp. ...............................       1.9%
Time Warner, Inc. ......................................       1.8%
AT & T Corp. ...........................................       1.5%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1996                      AS OF JUNE 30, 1996
Government.................  41.4%       Government.................  40.1%
Electric Utilities.........   6.2%       Electric Utilities.........   6.8%
Insurance..................   5.8%       Oil and Gas................   4.7%
Tobacco....................   5.6%       Pharmaceuticals............   4.2%
Telecommunications.........   5.5%       Natural Gas Pipeline and
                                           Distribution.............   3.8%


 ASSET ALLOCATION

         AS OF DECEMBER 31, 1996
     Stocks........................  45.0%
     Bonds.........................  31.8%
     Cash and Short-Term                             [Pie Chart]
      Investments.................  21.4%
     Other.........................   1.8%


           AS OF JUNE 30, 1996
     Stocks........................  51.8%
     Bonds.........................  34.6%
     Cash and Short-Term                             [Pie Chart]
      Investments...................  11.4%
     Other.........................   2.2%

                          PORTFOLIO MANAGEMENT REVIEW
                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

We recently spoke with the management team of the Van Kampen American Capital Balanced Fund about the key events and economic forces that shaped the markets during the six months ended December 31, 1996. The team is led by Alan T. Sachtleben, chief investment officer for equity investments and B. Robert Baker, Jr., portfolio manager. The following excerpts reflect their views on the Fund's performance during the period.

Q   WHAT FACTORS DROVE THE STOCK AND BOND MARKETS UPWARD OVER THE PAST SIX
MONTHS? HOW DID THEY AFFECT THE FUND?

A   The combination of steady economic growth, minimal inflationary fears, and better-than-expected corporate earnings drove the equity market higher during the second half of 1996. As the reporting period began, the market was in the late stages of a correction. Between May and mid-July, the S&P 500 Industrial Index fell 11.6 percent, while the NASDAQ Index dropped even more. This correction was short-lived, as fears of a rate hike by the Federal Reserve Board proved to be unfounded and economic growth moderated. Large-capitalization companies, particularly stocks of technology companies, led a broad market rebound in the third quarter. Equities finished the year with one of their strongest post-election runs in history as the markets applauded the re-election of the status quo (a Democrat in the White House and a Republican majority in Congress).
    The bond market recovered nicely from its flat performance during the first half of the year. In response to declining employment growth and lackluster consumer spending reports, investors began bidding up prices for bonds in September and October. This renewed strength in the bond market also helped to push stocks higher. Because we invest in both stocks and bonds, the strength of these markets over the past six months had a very positive impact on the Fund's return.

Q   HOW DID YOU ALLOCATE THE FUND'S ASSETS BETWEEN STOCKS AND BONDS DURING THE
REPORTING PERIOD?

A   We began the period with approximately 50 percent of the Fund's net assets invested in stocks. The remainder was invested primarily in fixed-income instruments, with a minimal position in cash. As the stock market grew stronger, we believed stocks were somewhat overvalued, while the bond market appeared to offer greater potential for price appreciation. As a result, we underweighted stocks during the latter part of the period. This underweighting caused the Fund to marginally underperform its Lipper peer group for the six-month period ended December 31, 1996, as stock prices sustained a strong rebound.

Q   HOW DID THE FUND PERFORM OVER THE LAST SIX MONTHS?

A   The Fund achieved a total return of 7.78 percent (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index returned
11.65 percent, while the Lipper Balanced Fund Index returned 8.19 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Balanced Fund Index reflects the average performance of the largest balanced funds. Keep in mind that these indices are statistical composites that do not reflect any commissions, fees or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to chart on page four for additional Fund performance results.

Q   WHAT IS YOUR OVERALL STRATEGY TO SEEK TO MEET THE FUND'S OBJECTIVE?

A   Because this is a balanced fund, we seek a combination of income and capital appreciation. To achieve the proper asset allocation mix, we perform a great deal of in-depth research to determine the expected returns from both the stock and bond markets. Then we allocate the Fund's assets based upon the difference in those anticipated returns, favoring the stronger performing sector.
    In choosing stocks for the portfolio, we utilize a "bottom up" approach. In other words, we focus on individual stocks, rather than sector trends or existing market conditions. We analyze the attractiveness of individual companies by using detailed valuation methods. Simply stated, we look for undervalued stocks, which are stocks we believe to be priced lower than their intrinsic value or future potential. Then, we try to identify a catalyst that could move the stock price from being undervalued to being fairly valued. That catalyst could include new management, restructuring, reorganization, or a regulatory or legal change. When we find an undervalued stock with a potential catalyst, we consider adding the stock to the Fund's portfolio.

Q WHERE DID YOU FIND THE GREATEST INVESTMENT OPPORTUNITIES DURING THE REPORTING PERIOD?

A   The Fund's financial services holdings added to its positive performance.
Financial service stocks, particularly bank stocks, went through a rough period in the late 1980s and early 1990s. Today, many of these institutions are much more profitable, more heavily capitalized, and experiencing better-than-expected earnings. Two holdings that performed very well were Chase Manhattan (price appreciation of 27 percent over the six-month period) and BankAmerica
(up 32 percent).
    At year end, the Fund's largest holdings were in utilities, energy (which includes Natural Gas Pipeline and Distribution and Oil and Gas), and finance (which includes Banking, Financial Services and Insurance). We increased our weighting in consumer services, focusing on cable stocks, which we believed were undervalued due to competition and exaggerated regulatory concerns. We added to our cable holdings, including Tele-Communications, Inc. (TCI), late in the third quarter and early in the fourth. Finally, oil and gas prices appreciated throughout the period. As a result, the Fund's natural gas and other energy holdings performed well.

Q   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A   We will continue to rely on our "bottom up" approach to choose the stock portion of the Fund's portfolio. By buying what we believe are undervalued stocks, we attempt to increase our potential return while limiting the Fund's exposure to risk. Our strong value orientation gives our portfolio a unique flavor when compared to other balanced funds and should continue to serve the Fund well.
    Because we expect a continuation of moderate growth and low inflation, which have characterized the domestic economy in recent years, we do not intend to make major asset allocation adjustments to the Fund. We will maintain approximately 50 percent exposure to stocks, given the positive prospects for the equity market and renewed strength in the bond market.
    Despite these positive prospects, we have to remember that the period between January 1, 1995 and December 31, 1996 was the third-best two-year period in the stock market's history. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction may be triggered by a return of the rapid GDP growth experienced during the first half of 1996, which could persuade the Fed to raise interest rates.
    As always, equity investing involves risks. Any broad market sell-off or correction would have a negative impact on the Fund. However, we believe our research capabilities, disciplined investment approach, and bond allocation will allow us to select potential top performers and maintain a balanced portfolio, regardless of the market environment.

[SIG]

Alan T. Sachtleben

Chief Investment Officer
Equity Investments

[SIG]

B. Robert Baker, Jr.
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  46.5%
AUTOMOBILE  0.3%
Chrysler Corp...............................................   1,200   $    39,600
Ford Motor Co...............................................     800        25,500
                                                                       -----------
                                                                            65,100
                                                                       -----------
BANKING  2.0%
BankAmerica Corp. ..........................................     800        79,800
Bankers Trust New York Corp.................................     600        51,750
Chase Manhattan Corp........................................   1,100        98,175
J.P. Morgan & Co., Inc. ....................................   1,000        97,625
PNC Bank Corp. .............................................   1,500        56,437
                                                                       -----------
                                                                           383,787
                                                                       -----------
BROADCAST, RADIO & TELEVISION  2.0%
Cox Communications, Inc., Class A (b).......................   2,600        60,125
Tele-Communications, Inc., Class A (b)......................  25,600       334,400
                                                                       -----------
                                                                           394,525
                                                                       -----------
CHEMICAL  1.3%
Betz Laboratories, Inc. including Common Callable Rights
  expiring 9/19/98..........................................   1,000        58,500
Dow Chemical Co. ...........................................     900        70,537
Lyondell Petrochemical Co. .................................   1,800        39,600
Praxair, Inc. ..............................................   2,000        92,250
                                                                       -----------
                                                                           260,887
                                                                       -----------
CONSUMER DURABLES  1.9%
Caterpillar, Inc............................................     400        30,100
Cooper Tire & Rubber........................................   1,500        29,625
Ingersoll Rand Co...........................................   1,800        80,100
Johnson Controls, Inc.......................................     200        16,575
LucasVarity PLC - ADR (United Kingdom) (b)..................   1,300        49,400
Masco Corp..................................................     800        28,800
Maytag Corp. ...............................................   2,600        51,350
Newell Co. .................................................     900        28,350
Pitney Bowes, Inc. .........................................     400        21,800
Stewart & Stevenson Services, Inc. .........................   1,200        34,950
                                                                       -----------
                                                                           371,050
                                                                       -----------
CONTAINERS, PACKAGING & GLASS  0.2%
Crown Cork & Seal, Inc. ....................................     800        43,500
                                                                       -----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING  0.5%
Dover Corp. ................................................     800   $    40,200
Rockwell International Corp.................................     400        24,350
TRW, Inc....................................................     600        29,700
                                                                       -----------
                                                                            94,250
                                                                       -----------
ELECTRIC UTILITIES  4.9%
Baltimore Gas & Electric Co. ...............................   1,100        29,425
Boston Edison Co............................................   1,300        34,938
Carolina Power & Light Co...................................     900        32,850
Central & South West Corp...................................   1,000        25,625
CMS Energy Corp.............................................   1,000        33,625
DTE Energy Co...............................................   2,100        67,987
Entergy Corp. ..............................................   1,100        30,525
FPL Group, Inc..............................................     700        32,200
GPU, Inc. ..................................................   1,200        40,350
Houston Industries, Inc.....................................   3,800        85,975
Idaho Power Co..............................................   1,700        52,912
Illinova Corp...............................................   2,300        63,250
Nipsco Industries, Inc......................................     500        19,813
Oklahoma Gas & Electric Co..................................   2,600       108,550
Pacificorp..................................................   1,100        22,550
Peco Energy Co..............................................   2,080        52,520
Pinnacle West Capital Corp..................................   1,400        44,450
Public Service Co. of New Mexico............................   2,100        41,212
Sierra Pacific Resources....................................     700        20,125
Southwestern Public Service Co. ............................   1,000        35,375
Texas Utilities Co. ........................................   2,100        85,575
                                                                       -----------
                                                                           959,832
                                                                       -----------
ENERGY  1.1%
Repsol SA - ADR (Spain).....................................   2,200        83,875
Total SA - ADR (France).....................................     924        36,225
YPF Sociedad Anonima - ADR (Argentina), Class D.............   3,600        90,900
                                                                       -----------
                                                                           211,000
                                                                       -----------
ENGINEERING & CONSTRUCTION  0.6%
Bouygues Offshore SA - ADR (France) (b).....................   4,600        59,225
J. Ray McDermott SA (b).....................................   2,900        63,800
                                                                       -----------
                                                                           123,025
                                                                       -----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
ENVIRONMENTAL  2.6%
Browning Ferris Industries, Inc. ...........................   3,500   $    91,875
WMX Technologies, Inc. .....................................  12,700       414,337
                                                                       -----------
                                                                           506,212
                                                                       -----------
FINANCIAL SERVICES  0.9%
Bear Stearns Cos., Inc. ....................................   3,125        87,109
First USA, Inc. ............................................     200         6,925
Great Western Financial Corp. ..............................   1,000        29,000
Travelers Group, Inc. ......................................   1,066        48,370
                                                                       -----------
                                                                           171,404
                                                                       -----------
FOOD  0.2%
Quaker Oats Co. ............................................     800        30,500
                                                                       -----------
HEALTH CARE  0.9%
Mallinckrodt, Inc. .........................................   3,800       167,675
Wellpoint Health Networks, Inc., Class A (b)................     300        10,313
                                                                       -----------
                                                                           177,988
                                                                       -----------
INSURANCE  4.6%
Aetna, Inc. ................................................   2,500       200,000
AFLAC, Inc. ................................................   1,900        81,224
Allstate Corp. .............................................     900        52,088
AMBAC, Inc. ................................................   1,000        66,375
American Bankers Insurance Group, Inc. .....................   2,600       132,925
CIGNA Corp. ................................................     800       109,300
CMAC Investment Corp. ......................................   2,200        80,850
Everest Reinsurance Holdings................................   1,800        51,750
MBIA, Inc. .................................................   1,200       121,500
                                                                       -----------
                                                                           896,012
                                                                       -----------
LEISURE/ENTERTAINMENT  1.7%
Harcourt General, Inc. .....................................   1,200        55,350
Time Warner, Inc. ..........................................   7,300       273,750
                                                                       -----------
                                                                           329,100
                                                                       -----------
MINING, STEEL, IRON & NON-PRECIOUS METAL  0.9%
Bethlehem Steel Corp. (b)...................................  13,500       121,500
LTV Corp. ..................................................   4,600        54,625
                                                                       -----------
                                                                           176,125
                                                                       -----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
NATURAL GAS PIPELINE AND DISTRIBUTION  1.5%
Coastal Corp. ..............................................   1,100   $    53,762
Coflexip SA - ADR (France) (b)..............................   1,300        34,125
Pacific Enterprises.........................................   1,200        36,450
PanEnergy Corp. ............................................   3,700       166,500
Sonat, Inc. ................................................     200        10,300
                                                                       -----------
                                                                           301,137
                                                                       -----------
OIL & GAS  2.8%
Amerada Hess Corp. .........................................   1,700        98,387
Amoco Corp. ................................................     800        64,400
Atlantic Richfield Co. .....................................     300        39,750
British Petroleum PLC - ADR (United Kingdom)................     300        42,413
Occidental Petroleum Corp. .................................   1,900        44,413
Seagull Energy Corp. (b)....................................   2,400        52,800
Texaco, Inc. ...............................................     700        68,687
Unocal Corp. ...............................................   1,700        69,062
USX Marathon Group..........................................   2,500        59,688
                                                                       -----------
                                                                           539,600
                                                                       -----------
PAPER  1.5%
Boise Cascade Corp. ........................................   5,500       174,625
Mead Corp. .................................................     500        29,063
Weyerhaeuser Co. ...........................................   1,100        52,112
Willamette Industries, Inc. ................................     600        41,775
                                                                       -----------
                                                                           297,575
                                                                       -----------
PERSONAL & NON-DURABLE  0.4%
First Brands Corp...........................................   1,800        51,075
Tambrands, Inc. ............................................     700        28,613
                                                                       -----------
                                                                            79,688
                                                                       -----------
PHARMACEUTICALS  1.3%
American Home Products Corp. ...............................   2,300       134,838
Schering Plough Corp. ......................................     500        32,375
SmithKline Beecham PLC - ADR (United Kingdom)...............     500        34,000
Warner Lambert Co. .........................................     700        52,500
                                                                       -----------
                                                                           253,713
                                                                       -----------
PRINTING, PUBLISHING & BROADCASTING  0.2%
Gannett, Inc. ..............................................     600        44,925
                                                                       -----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
RETAIL  2.2%
Dayton Hudson Corp. ........................................   1,900   $    74,575
Dillard Department Stores, Inc., Class A....................   2,100        64,838
Federated Department Stores, Inc. (b).......................   3,700       126,262
Kroger Co. (b)..............................................   1,900        88,350
Pier 1 Imports, Inc. .......................................   2,300        40,538
Tupperware Corp. ...........................................     600        32,175
                                                                       -----------
                                                                           426,738
                                                                       -----------
TECHNOLOGY  1.2%
Avnet, Inc. ................................................   1,200        69,900
Computer Associates International, Inc......................     500        24,875
Gateway 2000, Inc. (b)......................................     600        32,138
Hewlett Packard Co. ........................................     800        40,200
SunGard Data Systems, Inc. (b)..............................   1,500        59,250
                                                                       -----------
                                                                           226,363
                                                                       -----------
TELECOMMUNICATIONS  4.4%
Ameritech Corp. ............................................     475        28,797
AT & T Corp. ...............................................   5,300       230,550
Bell Atlantic Corp..........................................     700        45,325
Bellsouth Corp..............................................     600        24,225
Ericsson L M Telephone Co. - ADR (Sweden), Class B..........   1,500        45,281
MCI Communications Corp. ...................................   9,100       297,456
Nokia Corp. - ADR (Finland).................................     700        40,338
SBC Communications, Inc.....................................   1,100        56,925
Sprint Corp. ...............................................   2,200        87,725
                                                                       -----------
                                                                           856,622
                                                                       -----------
TOBACCO  4.4%
American Brands, Inc........................................   2,700       133,988
Philip Morris Cos., Inc. ...................................   3,600       405,450
RJR Nabisco Holdings Corp. .................................   9,600       326,400
                                                                       -----------
                                                                           865,838
                                                                       -----------
TOTAL COMMON STOCKS.........................................             9,086,496
                                                                       -----------
U.S. GOVERNMENT SECURITIES  32.9%
U.S. Treasury Bond ($2,100,000 par, 7.250% coupon, 05/15/16
  maturity).................................................             2,220,414
U.S. Treasury Note ($2,000,000 par, 6.875% coupon, 05/15/06
  maturity).................................................             2,063,440
U.S. Treasury Note ($2,000,000 par, 7.500% coupon, 02/15/05
  maturity).................................................             2,142,190
                                                                       -----------
TOTAL U.S. GOVERNMENT SECURITIES....................................     6,426,044
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  79.4%
  (Cost $14,442,422) (a)............................................    15,512,540
                                                                       -----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                                    Market Value
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS AT AMORTIZED COST  22.1%
Federal Farm Credit Bank Consolidated Discount Note ($700,000 par,
5.580% coupon, 01/06/97 maturity)...................................   $   699,349
Federal National Mortgage Association Discount Note ($200,000 par,
5.600% coupon, 01/13/97 maturity)...................................       199,595
Student Loan Marketing Discount Note ($3,415,000 par, 6.500% coupon,
01/02/97 maturity)..................................................     3,413,767
                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST......................     4,312,711
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5%).......................      (298,023)
                                                                       -----------
NET ASSETS  100.0%..................................................   $19,527,228
                                                                       ===========

(a) At December 31, 1996, cost for federal income tax purposes is $14,442,422; the aggregate gross unrealized appreciation is $1,183,660 and the aggregate gross unrealized depreciation is $113,542, resulting in net unrealized appreciation of $1,070,118.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $14,442,422)
  (Note 1)..................................................  $15,512,540
Short-Term Investments (Note 1).............................    4,312,711
Cash........................................................        4,966
Receivables:
  Securities Sold...........................................      167,172
  Interest..................................................       94,277
  Fund Shares Sold..........................................       31,479
  Dividends.................................................       21,404
Unamortized Organizational Expenses (Note 1)................       39,581
                                                              -----------
    Total Assets............................................   20,184,130
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      303,233
  Income and Capital Gain Distributions.....................      171,471
  Securities Purchased......................................      147,007
  Distributor and Affiliates (Notes 2 and 5)................       24,001
Deferred Compensation and Retirement Plans (Note 2).........       11,190
                                                              -----------
    Total Liabilities.......................................      656,902
                                                              -----------
NET ASSETS..................................................  $19,527,228
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $18,211,366
Net Unrealized Appreciation on Securities...................    1,070,118
Accumulated Net Realized Gain on Securities.................      211,340
Accumulated Undistributed Net Investment Income.............       34,404
                                                              -----------
NET ASSETS..................................................  $19,527,228
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $8,487,486 and 529,507 shares of
    beneficial interest issued and outstanding).............  $     16.03
    Maximum sales charge (5.75%* of offering price).........          .98
                                                              -----------
    Maximum offering price to public........................  $     17.01
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,795,585 and 611,090 shares of
    beneficial interest issued and outstanding).............  $     16.03
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,244,157 and 77,618 shares of beneficial
    interest issued and outstanding)........................  $     16.03
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $  285,828
Dividends...................................................     105,699
                                                              ----------
    Total Income............................................     391,527
                                                              ----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      61,088
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $9,214, $44,690 and $5,703, respectively)
  (Note 5)..................................................      59,607
Custody.....................................................      49,861
Registration................................................      27,000
Printing....................................................      16,560
Shareholder Services (Note 2)...............................      16,145
Audit.......................................................       9,200
Amortization of Organizational Expenses (Note 1)............       8,066
Cash Management (Note 2)....................................       6,733
Legal (Note 2)..............................................       4,600
Trustees Fees and Expenses (Note 2).........................       2,889
Other.......................................................       1,163
                                                              ----------
    Total Expenses..........................................     262,912
    Less Fees Waived and Expenses Reimbursed ($61,088 and
      $120,973, respectively) (Note 2)......................     182,061
                                                              ----------
      Net Expenses..........................................      80,851
                                                              ----------
NET INVESTMENT INCOME.......................................  $  310,676
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments............................  $  301,337
                                                              ----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................     372,401
  End of the Period:
    Investments.............................................   1,070,118
                                                              ----------
Net Unrealized Appreciation on Securities During the
  Period....................................................     697,717
                                                              ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............  $  999,054
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,309,730
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1996
                  and the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended     Year Ended
                                                       December 31, 1996    June 30, 1996
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................         $   310,676     $   418,057
Net Realized Gain on Securities......................             301,337       1,765,158
Net Unrealized Appreciation/Depreciation on
  Securities.........................................             697,717        (436,305)
                                                              -----------     -----------
Change in Net Assets from Operations.................           1,309,730       1,746,910
                                                              -----------     -----------
Distributions from Net Investment Income:
  Class A Shares.....................................            (133,147)       (197,797)
  Class B Shares.....................................            (133,689)       (216,743)
  Class C Shares.....................................             (17,136)        (25,849)
                                                              -----------     -----------
                                                                 (283,972)       (440,389)
                                                              -----------     -----------
Distributions from Net Realized Gain on Securities
  (Note 1):
  Class A Shares.....................................            (476,642)       (297,718)
  Class B Shares.....................................            (546,779)       (408,895)
  Class C Shares.....................................             (66,170)        (49,391)
                                                              -----------     -----------
                                                               (1,089,591)       (756,004)
                                                              -----------     -----------
Total Distributions..................................          (1,373,563)     (1,196,393)
                                                              -----------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................             (63,833)        550,517
                                                              -----------     -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................           4,317,322       5,236,767
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           1,174,819         972,782
Cost of Shares Repurchased...........................          (1,709,251)     (3,021,589)
                                                              -----------     -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           3,782,890       3,187,960
                                                              -----------     -----------
TOTAL INCREASE IN NET ASSETS.........................           3,719,057       3,738,477
NET ASSETS:
Beginning of the Period..............................          15,808,171      12,069,694
                                                              -----------     -----------
End of the Period (Including accumulated
  undistributed net investment income of $34,404 and
  $7,700, respectively)..............................         $19,527,228     $15,808,171
                                                              ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              From June 24, 1994
                                                                                (Commencement of
                                       Six Months Ended      Year Ended   Investment Operations)
Class A Shares                        December 31, 1996   June 30, 1996         to June 30, 1995
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $16.052         $15.388                  $14.300
                                                -------         -------                  -------
  Net Investment Income..............              .323            .572                     .572
  Net Realized and Unrealized Gain on
    Securities.......................              .901           1.678                    1.041
                                                -------         -------                  -------
Total from Investment Operations.....             1.224           2.250                    1.613
                                                -------         -------                  -------
Less:
  Distributions from Net Investment
    Income...........................              .300            .600                     .525
  Distributions from Net Realized
    Gain on Securities (Note 1)......              .947            .986                      -0-
                                                -------         -------                  -------
Total Distributions..................             1.247           1.586                     .525
                                                -------         -------                  -------
Net Asset Value, End of the Period...           $16.029         $16.052                  $15.388
                                                =======         =======                  =======
Total Return*(a).....................             7.78%**        15.07%                   11.53%**
Net Assets at End of the Period (In
  millions)..........................           $   8.5         $   6.5                  $   4.8
Ratio of Expenses to Average Net
  Assets*............................              .49%            .59%                    1.15%
Ratio of Net Investment Income to
  Average Net Assets*................             4.03%           3.63%                    4.01%
Portfolio Turnover...................               63%**          177%                     121%**
Average Commission Paid Per Equity
  Share Trade (b)....................           $  .060         $  .048                       --
* If certain expenses had not been
  assumed by VKAC, total return would
  have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................             2.40%           3.09%                    2.76%
Ratio of Net Investment Income to
  Average Net Assets.................             2.11%           1.13%                    2.40%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure is not applicable for periods prior to June 30, 1996.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               From June 24, 1994
                                                                                (Commencement of
                                     Six Months Ended       Year Ended       Investment Operations)
           Class B Shares            December 31, 1996     June 30, 1996        to June 30, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................           $16.037             $15.389                  $14.300
                                               -------             -------                  -------
  Net Investment Income.............              .264                .459                     .464
  Net Realized and Unrealized Gain
    on Securities...................              .922               1.667                    1.056
                                               -------             -------                  -------
  Total from Investment
    Operations......................             1.186               2.126                    1.520
                                               -------             -------                  -------
Less:
  Distributions from Net Investment
    Income..........................              .246                .492                     .431
  Distributions from Net Realized
    Gain on Securities (Note 1).....              .947                .986                      -0-
                                               -------             -------                  -------
Total Distributions.................             1.193               1.478                     .431
                                               -------             -------                  -------
Net Asset Value, End of the
  Period............................           $16.030             $16.037                  $15.389
                                               =======             =======                  =======
Total Return*(a)....................             7.51%**            14.25%                   10.82%**
Net Assets at End of the Period (In
  millions).........................           $   9.8             $   8.2                  $   6.6
Ratio of Expenses to Average Net
  Assets*...........................             1.26%               1.34%                    1.88%
Ratio of Net Investment Income to
  Average Net Assets*...............             3.26%               2.88%                    3.27%
Portfolio Turnover..................               63%**              177%                     121%**
Average Commission Paid Per Equity
  Share Trade (b)...................           $  .060             $  .048                       --
* If certain expenses had not been
  assumed by VKAC, total return
  would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................             3.17%               3.84%                    3.48%
Ratio of Net Investment Income to
  Average Net Assets................             1.34%                .38%                    1.67%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure is not applicable for periods prior to June 30, 1996.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              From June 24, 1994
                                                                               (Commencement of
                                      Six Months Ended      Year Ended      Investment Operations)
           Class C Shares             December 31, 1996    June 30, 1996       to June 30, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $16.038          $15.388                   $14.300
                                                -------          -------                   -------
  Net Investment Income..............              .264             .466                      .426
  Net Realized and Unrealized Gain on
    Securities.......................              .920            1.662                     1.093
                                                -------          -------                   -------
Total from Investment Operations.....             1.184            2.128                     1.519
                                                -------          -------                   -------
Less:
  Distributions from Net Investment
    Income...........................              .246             .492                      .431
  Distributions from Net Realized
    Gain on Securities (Note 1)......              .947             .986                       -0-
                                                -------          -------                   -------
Total Distributions..................             1.193            1.478                      .431
                                                -------          -------                   -------
Net Asset Value, End of the Period...           $16.029          $16.038                   $15.388
                                                =======          =======                   =======
Total Return* (a)....................             7.51%**         14.25%                    10.82%**
Net Assets at End of the Period (In
  millions)..........................           $   1.2          $   1.1                   $    .8
Ratio of Expenses to Average Net
  Assets*............................             1.29%            1.34%                     1.90%
Ratio of Net Investment Income to
  Average Net Assets*................             3.22%            2.88%                     3.19%
Portfolio Turnover...................               63%**           177%                      121%**
Average Commission Paid Per Equity
  Share Trade (b)....................           $  .060          $  .048                        --
* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets.............................             3.21%            3.84%                     3.48%
Ratio of Net Investment Income to
  Average Net Assets.................             1.30%             .38%                     1.61%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure is not applicable for periods prior to June 30, 1996.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Balanced Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with current income, while also seeking to provide shareholders with capital growth. The Fund commenced investment operations on June 24, 1994, and has outstanding three classes of common shares, Classes A, B and C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange shall be valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange shall be valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees or its delegate. Fixed income investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $80,000. These costs are being amortized on a straight line basis over the 60 month period ending June 23, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .70 of 1%
Over $500 million.......................................    .65 of 1%

    During the period, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through June 30, 1997.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1996, the Fund incurred expenses of approximately $11,300 representing VKAC's cost of providing accounting, cash management and legal services to the Fund all of which was waived by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1996, the Fund incurred expenses of approximately $6,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit, all of which was assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1996, capital aggregated $7,972,805, $9,084,452 and $1,154,109 for Classes A, B and C, respectively. For the six months ended December 31, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   141,729    $ 2,323,654
  Class B.......................................   108,336      1,766,090
  Class C.......................................    14,109        227,578
                                                  --------    -----------
Total Sales.....................................   264,174    $ 4,317,322
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    36,105    $   573,198
  Class B.......................................    35,713        566,239
  Class C.......................................     2,231         35,382
                                                  --------    -----------
Total Dividend Reinvestment.....................    74,049    $ 1,174,819
                                                  ========    ===========
Repurchases:
  Class A.......................................   (54,153)   $  (882,644)
  Class B.......................................   (45,956)      (740,995)
  Class C.......................................    (5,233)       (85,612)
                                                  --------    -----------
Total Repurchases...............................  (105,342)   $(1,709,251)
                                                  ========    ===========

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $5,958,597, $7,493,118 and $976,761 for
Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                    SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   160,539    $ 2,556,624
  Class B.......................................   149,768      2,395,715
  Class C.......................................    17,813        284,428
                                                  --------    -----------
Total Sales.....................................   328,120    $ 5,236,767
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    27,877    $   437,407
  Class B.......................................    33,104        518,661
  Class C.......................................     1,066         16,714
                                                  --------    -----------
Total Dividend Reinvestment.....................    62,047    $   972,782
                                                  ========    ===========
Repurchases:
  Class A.......................................   (91,336)   $(1,459,621)
  Class B.......................................   (96,683)    (1,543,634)
  Class C.......................................    (1,160)       (18,334)
                                                  --------    -----------
Total Repurchases...............................  (189,179)   $(3,021,589)
                                                  ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                    Contingent Deferred
                                                        Sales Charge
               Year of Redemption                 Class B         Class C
--------------------------------------------------------------------------
First...........................................    4.00%            1.00%
Second..........................................    3.75%             None
Third...........................................    3.50%             None
Fourth..........................................    2.50%             None
Fifth...........................................    1.50%             None
Sixth...........................................    1.00%             None
Seventh and Thereafter..........................     None             None

    For the period ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $7,900 and received CDSC on redeemed shares of approximately $10,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $9,808,002 and $9,138,974, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of approximately $33,800.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* -- Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997.
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 739,720 shares voted for the proposal, 5,043 shares voted against and 59,018 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 474,337 shares voted for the proposal, 9,087 shares voted against and 61,355 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 771,675 shares votes for the proposal, 3,069 shares voted against and 48,762 shares abstained.

                         VAN KAMPEN AMERICAN CAPITAL




                                  VALUE FUND




                              SEMI-ANNUAL REPORT
                              DECEMBER 31, 1996













          -----A Wealth of Knowledge - A Knowledge of Wealth(sm)-----
                          VAN KAMPEN AMERICAN CAPITAL

                               TABLE OF CONTENTS




Letter to Shareholders  . . . . . . . . . . . . . . . . . . . .    1
Portfolio Management Review . . . . . . . . . . . . . . . . . .    3
Portfolio of Investments  . . . . . . . . . . . . . . . . . . .    5
Statement of Assets and Liabilities . . . . . . . . . . . . . .    7
Statement of Operations . . . . . . . . . . . . . . . . . . . .    8
Statement of Changes in Net Assets  . . . . . . . . . . . . . .    9
Financial Highlights  . . . . . . . . . . . . . . . . . . . . .   10
Notes to Financial Statements . . . . . . . . . . . . . . . . .   13

                             LETTER TO SHAREHOLDERS

January 31, 1997

Dear Shareholder,

        We are pleased to report that the Van Kampen American Capital Value Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
         The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent growth rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
         Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity pieces receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
         The combination of steady growth and benign inflation provided the catalyst for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence and the S&P 500-Stock Industrial Index fell by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.

                                      1                    Continued on page two

         The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
         Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK
         We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years.
Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
         We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might convince the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers to be viewed positively by the financial markets.
         Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
         Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

We recently spoke with the management team of the Van Kampen American Capital Value Fund about the key events and economic forces that shaped the markets during the reporting period. The team is led by Bret W. Stanley, co-portfolio manager, James A. Gilligan, co-portfolio manager, and Alan T. Sachtleben, chief investment officer of equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

   Q WHAT ECONOMIC FACTORS DROVE THE MARKET UPWARD DURING THE REPORTING PERIOD? HOW DID THEY AFFECT THE FUND?

   A Stock market averages continued to advance over the past six months, buoyed by a favorable economic environment. The economy grew at an uneven but generally moderate pace during the second half of 1996.
Despite solid economic growth and fairly full resource utilization, inflation remained at historically low levels. This translated into declining bond market yields, which, in turn, supported an upward move in stock valuation levels.
      Other positive factors included strong corporate earnings, which came in slightly higher than expected and supported the ongoing rise in stock prices. Healthy investment flows into equity mutual funds aided the market as well. The Fund benefited from these favorable market conditions and from disciplined stock selection during the period.

   Q  WHAT IS YOUR INVESTMENT STRATEGY FOR THE VALUE FUND?

   A In general, we rely on a "bottom-up" approach to stock selection, meaning that we concentrate on individual securities, rather than on economic forecasts or interest rate predictions. Our strategy for managing the
Value Fund involves identifying stocks that we believe are selling at a discount to their intrinsic value -- in other words, stocks that are undervalued relative to their worth.
      We generally look for three types of value situations. First, we investigate companies with a high return of capital that are selling at an attractive valuation. Second, we seek out restructuring businesses that may be able to increase their earning power substantially by reducing their cost structure or divesting loss-making operations. Finally, the most common value opportunity arises when a short-term problem, such as disappointing quarterly earnings, creates negative investor sentiment in the marketplace. In each of these situations, we also require a security to have 50 percent appreciation potential during the two- to three-year expected holding period -- thereby seeking to increase the return of the Fund while potentially limiting the risk of a permanent loss of capital.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED
      DECEMBER 31, 1996?

   A The Fund recorded a favorable performance, with a total return of 12.61 percent (Class A shares at net asset value). By comparison, the Standard
      & Poor's 500-Stock Index produced a total return of 11.65 percent, and the Standard and Poor's Mid-Cap Index returned

9.11 percent during the same period. Keep in mind that both indexes are broad-based and unmanaged. Neither index includes any commissions or fees that would be paid by an investor purchasing the securities they represent.

   Q WHICH SECTORS AND HOLDINGS POSTED THE GREATEST GAINS OVER THE REPORTING PERIOD?

   A We select securities that meet our valuation criteria, rather than maintaining defined sector allocations, so our sector weightings are a reflection of where we found good value on a stock-by-stock basis. Over the reporting period, the Fund benefited from its holdings in technology, health care, and producer manufacturing.
      In general, we were underweighted in technology, because this sector had relatively unattractive valuations. However, the Fund did benefit from its holding in Nokia, a wireless communications equipment company. We also had a fair weighting in health care, particularly sector-leader HMOs.
      A good example of our valuation strategy at work is our holding in Sunbeam, a home appliance manufacturer. Early in the year, Sunbeam was out of favor on Wall Street, and its stock was selling at a considerable discount to its intrinsic value. Later in the year, Sunbeam appointed a new Chief Executive Officer with a reputation for strong turnaround tactics, and the stock price rose amidst expectations of future profitability. The stock became one of the Fund's top performers, rising from approximately $15 per share to $25 per share by year end -- an appreciation of roughly 65 percent.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE NEXT SIX MONTHS?

   A We are cautiously optimistic about the Fund's performance. We expect a continuation of the moderate GDP growth and low inflation that have characterized the domestic economy in recent years. In addition, steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices.
      However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid economic growth experienced in early 1996, which could persuade the Fed to raise interest rates. A high valuation environment can favor value funds, because funds that emphasize undervalued stocks and are theoretically better positioned to weather a down market than funds that hold fairly valued securities.
      We continue to focus on the disciplined stock selection process that has served us well since the Fund's inception. We have modestly increased our weighting in financial services, consumer services and health care, and we anticipate reducing our holdings in technology and consumer durables.

[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments

[SIG]
Bret W. Stanley

Co-Portfolio Manager

[SIG]
James A. Gilligan

Co-Portfolio Manager

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                           PORTFOLIO OF INVESTMENTS
                         December 31, 1996 (Unaudited)
================================================================================

Description                                            Shares  Market Value
---------------------------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  10.1%
AnnTaylor Stores Corp. (b)                               480    $   8,400
Federated Department Stores, Inc. (b)                    190        6,484
General Nutrition Companies, Inc. (b)                    370        6,244
Talbots, Inc.                                            270        7,728
                                                                ---------
                                                                   28,856
                                                                ---------

Consumer Durables  5.4%
Newell Co.                                               230        7,245
Sunbeam Oster, Inc.                                      320        8,240
                                                                ---------
                                                                   15,485
                                                                ---------

CONSUMER NON-DURABLES  5.2%
Nabisco Holdings Corp., Class A                          210        8,164
Philip Morris Cos., Inc.                                  60        6,757
                                                                ---------
                                                                   14,921
                                                                ---------

CONSUMER SERVICES  5.5%
Bell and Howell Co. (b)                                  350        8,313
H & R Block, Inc.                                        260        7,540
                                                                ---------
                                                                   15,853
                                                                ---------

FINANCE  16.2%
Aetna, Inc.                                              140       11,200
American Bankers Insurance Group, Inc.                   100        5,113
Chase Manhattan Corp.                                     80        7,140
Equitable Iowa Cos.                                      200        9,175
Horace Mann Educators Corp.                              190        7,671
TIG Holdings, Inc.                                       180        6,097
                                                                ---------
                                                                   46,396
                                                                ---------

HEALTH CARE  14.6%
American Home Products Corp.                             100        5,863
Foundation Health Corp. (b)                              145        4,604
Nellcor Puritan Bennett, Inc. (b)                        340        7,437
PacifiCare Health Systems, Inc., Class B (b)             120       10,230
Teva Pharmaceutical Industries Ltd. - ADR (Israel)       100        5,025
Watson Pharmaceuticals, Inc. (b)                         190        8,538
                                                                ---------
                                                                   41,697
                                                                ---------



                                               See Notes to Financial Statements

                   VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                         December 31, 1996 (Unaudited)
===============================================================================

Description                                   Shares  Market Value
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING  19.3%
Belden, Inc.                                    160    $   5,920
Century Aluminum Co.                            340        5,865
Corning, Inc.                                   150        6,938
Johnson Controls, Inc.                          110        9,116
Keystone International, Inc.                    380        7,647
Stewart & Stevenson Services, Inc.              450       13,106
WMX Technologies, Inc.                          200        6,525
                                                       ---------
                                                          55,117
                                                       ---------

RAW MATERIALS/PROCESSING INDUSTRIES  7.1%
Alumax, Inc. (b)                                140        4,673
Boise Cascade Corp.                             220        6,985
Crown Cork & Seal, Inc.                         160        8,700
                                                       ---------
                                                          20,358
                                                       ---------

TECHNOLOGY  10.9%
Elsag Bailey Process Automation  N.V. (b)       330        6,188
General Instrument Corp. (b)                    270        5,839
General Signal Corp.                             75        3,206
Harris Corp., Delaware                          100        6,862
Nokia Corp. - ADR (Finland)                     160        9,220
                                                       ---------
                                                          31,315
                                                       ---------

UTILITIES  4.6%
AT & T Corp.                                    300       13,050
                                                       ---------

TOTAL LONG-TERM INVESTMENTS  98.9%
(Cost $250,893) (a)                                      283,048

OTHER ASSETS IN EXCESS OF LIABILITIES   1.1%               3,276
                                                       ---------

NET ASSETS    100.0%                                   $ 286,324
                                                       =========


(a) At December 31, 1996, for federal income tax purposes, cost is $250,893, the aggregate gross unrealized appreciation is $38,675 and the aggregate gross unrealized depreciation is $6,520 resulting in net unrealized appreciation of $32,155.
(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:

    Investments, at Market Value (Cost $250,893) (Note 1)                               $   283,048
    Cash                                                                                     15,333
    Receivables:
      Distributor                                                                             7,117
      Investments Sold                                                                        6,389
      Dividends                                                                                 353
    Unamortized Organizational Expenses (Note 1)                                             32,069
                                                                                        -----------
        Total Assets                                                                        344,309
                                                                                        -----------

LIABILITIES:

    Payables:
      Organizational Expenses                                                                40,000
      Income and Capital Gain Distributions                                                  12,660
    Deferred Compensation and Retirement Plans (Note 2)                                       5,325
                                                                                        -----------

        Total Liabilities                                                                    57,985
                                                                                        -----------

NET ASSETS                                                                              $   286,324
                                                                                        ===========
NET ASSETS CONSIST OF:
    Capital (Note 3)                                                                    $   237,074
    Net Unrealized Appreciation on Investments                                               32,155
    Accumulated Net Realized Gain on Investments                                             17,175
    Accumulated Distributions in Excess of  Net Investment Income (Note 1)                      (80)
                                                                                        -----------

NET ASSETS                                                                              $   286,324
                                                                                        ===========

MAXIMUM OFFERING PRICE PER SHARE:
    Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $127,566  and 10,454 shares of beneficial interest issued and outstanding)        $     12.20
      Maximum sales charge (5.75%* of offering price)                                          0.74
                                                                                        -----------

      Maximum offering price to public                                                  $     12.94
                                                                                        ===========

    Class B Shares:
      Net asset value and offering price per share (Based on net assets of $79,379
      and 6,500 shares of beneficial interest issued and outstanding)                   $     12.21
                                                                                        ===========

    Class C Shares:
      Net asset value and offering price per share (Based on net assets of $79,379
      and 6,500 shares of beneficial interest issued and outstanding)                   $     12.21
                                                                                        ===========

      * On sales of $50,000 or more, the sales charge will be reduced.





                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            STATEMENT OF OPERATIONS
                   For the Six Months Ended December 31, 1996
                                  (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                                     $    1,593
                                                                                  ----------
EXPENSES:
    Shareholder Services (Note 2)                                                      7,800
    Trustees Fees and Expenses (Note 2)                                                5,001
    Amortization of Organizational Expenses (Note 1)                                   4,032
    Audit                                                                              3,750
    Accounting                                                                         1,200
    Legal (Note 2)                                                                     1,200
    Investment Advisory Fee (Note 2)                                                   1,029
    Printing                                                                             600
    Custody (Note 1)                                                                     244
                                                                                  ----------

        Total Expenses                                                                24,856
        Less: Fees Deferred and Expenses Reimbursed ($1,029 and $21,811,
                respectively) (Note 2)                                                22,840
              Earnings Credits on Cash Balances (Note 1)                                 244
                                                                                  ----------
        Net Expenses                                                                   1,772
                                                                                  ----------

NET INVESTMENT LOSS                                                               $     (179)
                                                                                  ==========

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
    Net Realized Gain on Investments                                              $   21,989
                                                                                  ----------

    Net Unrealized Appreciation/Depreciation on Investments:
      Beginning of the Period                                                         20,556
      End of the Period                                                               32,155
                                                                                  ----------
    Net Unrealized Appreciation on Investments During the Period                      11,599
                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                   $   33,588
                                                                                  ==========

NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $   33,409
                                                                                  ==========






                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
           For the Six Months Ended December 31, 1996 and the Period December 27, 1995 (Commencement of Investment Operations) to June 30, 1996
                                  (Unaudited)


                                                                              Six Months Ended       Period Ended
                                                                              December 31, 1996      June 30, 1996
                                                                              -----------------      -------------
     FROM INVESTMENT ACTIVITIES:
     Operations:
     Net Investment Income/Loss                                                 $      (179)          $       495
     Net Realized Gain on Investments                                                21,989                 9,524
     Net Unrealized Appreciation on Investments During the Period                    11,599                20,556
                                                                                -----------           -----------

     Change in Net Assets from Operations                                            33,409                30,575
                                                                                -----------           -----------

     Distributions from Net Investment Income:
         Class A Shares                                                                (174)                  -0-
         Class B Shares                                                                (111)                  -0-
         Class C Shares                                                                (111)                  -0-
                                                                                -----------           -----------
                                                                                       (396)                  -0-
                                                                                -----------           -----------

     Distributions from Net Realized Gain on Investments (Note 1):
         Class A Shares                                                              (6,330)                  -0-
         Class B Shares                                                              (4,004)                  -0-
         Class C Shares                                                              (4,004)                  -0-
                                                                                -----------           -----------
                                                                                    (14,338)                  -0-
                                                                                -----------           -----------

        Total Distributions                                                         (14,734)                  -0-
                                                                                -----------           -----------


     NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                             18,675                30,575
                                                                                -----------           -----------

     FROM CAPITAL TRANSACTIONS (Note 3):
     Proceeds from Shares Sold                                                          -0-                35,000
     Net Asset Value of Shares Issued Through Dividend Reinvestment                   2,074                   -0-
                                                                                -----------           -----------


     NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                               2,074                35,000
                                                                                -----------           -----------

     TOTAL INCREASE IN NET ASSETS                                                    20,749                65,575

     NET ASSETS:
     Beginning of the Period                                                        265,575               200,000
                                                                                -----------           -----------
     End of the Period (Including accumulated undistributed net investment
       income  of ($80) and $495, respectively)                                 $   286,324           $   265,575
                                                                                ===========           ===========





                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             DECEMBER 27, 1995
                                                                                                 (COMMENCEMENT
                                                                            SIX MONTHS           OF INVESTMENT
                                                                                 ENDED          OPERATIONS) TO
CLASS A SHARES                                                             DECEMBER 31, 1996     JUNE 30, 1996
=========================================================================================================
  Net Asset Value, Beginning of the Period                                 $     11.409      $    10.000
                                                                            -----------      -----------
    Net Investment Income/Loss                                                   (0.008)           0.018
    Net Realized and Unrealized Gain on Investments                               1.435            1.391
                                                                            -----------      -----------

  Total from Investment Operations                                                1.427            1.409
                                                                            -----------      -----------

  Less:
    Distributions from Net Investment Income                                      0.017              -0-
    Distributions from Net Realized Gain on Investments                           0.616              -0-
                                                                            -----------      -----------
  Total Distributions                                                             0.633              -0-
                                                                            -----------      -----------

  Net Asset Value, End of the Period                                       $     12.203      $    11.409
                                                                           ------------      -----------

  Total Return * (a)                                                              12.61%**         14.00%**

  Net Assets at End of the Period (In thousands)                                 $127.6           $117.2

  Ratio of Expenses to Average Net Assets* (b)                                     1.48%            1.38%

  Ratio of Net Investment Income to Average Net Assets*                           -0.13%            0.38%

  Portfolio Turnover                                                                 66%**            41%**

  Average Commission Paid Per Equity Share Traded (c)                           $0.0302          $0.0250

  *If certain expenses had not been waived or reimbursed by VKAC, Total
   Return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (b)                                     18.24%           17.57%

  Ratio of Net Investment Income to Average Net Assets                           -16.89%          -15.81%

  ** Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

  (b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on December 31, 1996 and June 30, 1996, respectively. (Note
      1)

  (c) Represents the average brokerage commissions paid on equity transactions entered into during the period where commissions were applicable.

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              DECEMBER 27, 1995
                                                                                                  (COMMENCEMENT
                                                                              SIX MONTHS          OF INVESTMENT
                                                                                   ENDED         OPERATIONS) TO
CLASS B SHARES                                                                DECEMBER 31, 1996  JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                                    $     11.410          $    10.000
                                                                              ------------          -----------
    Net Investment Income/Loss                                                      (0.008)               0.024
    Net Realized and Unrealized Gain on Investments                                  1.443                1.386
                                                                              ------------          -----------

  Total from Investment Operations                                                   1.435                1.410
                                                                              ------------          -----------

  Less:
    Distributions from Net Investment Income                                         0.017                  -0-
    Distributions from Net Realized Gain on Investments                              0.616                  -0-
                                                                              ------------          -----------
  Total Distributions                                                                0.633                  -0-
                                                                              ------------          -----------
  Net Asset Value, End of the Period                                          $     12.212          $    11.410
                                                                              ============          ===========

  Total Return * (a)                                                                 12.61%**             14.00%**

  Net Assets at End of the Period (In thousands)                                     $79.4                $74.2

  Ratio of Expenses to Average Net Assets* (b)                                        1.48%                1.38%

  Ratio of Net Investment Income to Average Net Assets*                              -0.13%                0.44%

  Portfolio Turnover                                                                    66%**                41%**

  Average Commission Paid Per Equity Share Traded (c)                              $0.0302              $0.0250

  *If certain expenses had not been waived or reimbursed by VKAC, Total
   Return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (b)                                        18.24%               17.57%

  Ratio of Net Investment Income to Average Net Assets                              -16.89%              -15.75%

  ** Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

  (b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on December 31, 1996 and June 30, 1996, respectively. (Note
       1)

  (c) Represents the average brokerage commissions paid on equity transactions entered into during the period where commissions were applicable.

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    DECEMBER 27, 1995
                                                                                        (COMMENCEMENT
                                                                      SIX MONTHS        OF INVESTMENT
                                                                           ENDED       OPERATIONS) TO
CLASS C SHARES                                                      DECEMBER 31, 1996  JUNE 30, 1996
=====================================================================================================
  Net Asset Value, Beginning of the Period                          $     11.410          $    10.000
                                                                    ------------          -----------
    Net Investment Income/Loss                                            (0.008)               0.024
    Net Realized and Unrealized Gain on Investments                        1.443                1.386
                                                                    ------------          -----------

  Total from Investment Operations                                         1.435                1.410
                                                                    ------------          -----------

  Less:
    Distributions from Net Investment Income                               0.017                  -0-
    Distributions from Net Realized Gain on Investments                    0.616                  -0-
                                                                    ------------          -----------
  Total Distributions                                                      0.633                  -0-
                                                                    ------------          -----------

  Net Asset Value, End of the Period                                $     12.212          $    11.410
                                                                    ============          ===========

  Total Return * (a)                                                       12.61%**             14.00%**

  Net Assets at End of the Period (In thousands)                           $79.4                $74.2

  Ratio of Expenses to Average Net Assets* (b)                              1.48%                1.38%

  Ratio of Net Investment Income to Average Net Assets*                    -0.13%                0.44%

  Portfolio Turnover                                                          66%**                41%**

  Average Commission Paid Per Equity Share Traded (c)                    $0.0302              $0.0250

  *If certain expenses had not been waived or reimbursed by VKAC, Total
   Return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (b)                              18.24%               17.57%

  Ratio of Net Investment Income to Average Net Assets                    -16.89%              -15.75%

  ** Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

  (b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on December 31, 1996 and June 30, 1996, respectively. (Note
      1)

  (c) Represents the average brokerage commissions paid on equity transactions entered into during the period where commissions were applicable.


                                               See Notes to Financial Statements

                         VAN KAMPEN AMERICAN CAPITAL
                                  VALUE FUND
                        NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL EXPENSES - The Fund will reimburse Van Kampen Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

G. EXPENSE REDUCTIONS - During the six months ended December 31, 1996, the Fund's custody fee was reduced by $244 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

    AVERAGE NET ASSETS               % PER ANNUM
    --------------------------------------------
    First $500 million                      .75%

    Next $500 million                       .70%

    Over $1 billion                         .65%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                         VAN KAMPEN AMERICAN CAPITAL
                                  VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                        DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

    For the period ended December 31, 1996, the Fund incurred expenses of approximately $1,200 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services
plus a profit.   All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 7,000 shares of Class A and 6,500 shares each of Classes B and C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1996, capital aggregated $107,074, $65,000 and $65,000 for Classes A, B and C, respectively. For the period ended December 31, 1996, transactions were as follows:


                                 SHARES           VALUE
-------------------------------------------------------
Dividend Reinvestment:

   Class A                           177        $ 2,074
                                 =======        =======


    At June 30, 1996, capital aggregated $105,000, $65,000 and $65,000 for
Classes A, B and C, respectively. For the period ended June 30, 1996, transactions were as follows:


                                 SHARES           VALUE
-------------------------------------------------------
Sales:

   Class A                         3,277        $35,000
                                 =======        =======

    Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.



                             CONTINGENT DEFERRED
                                 SALES CHARGE
                                    VALUE
                             -------------------
                              CLASS B    CLASS C
YEAR OF REDEMPTION            SHARES     SHARES
------------------------------------------------
First                         5.00%      1.00%

Second                        4.00%      None

Third                         3.00%      None

Fourth                        2.50%      None

Fifth                         1.50%      None

Sixth and Thereafter          None       None

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $172,969 and $179,896, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND



BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
     President

RONALD A. NYBERG*
     Vice President and Secretary

EDWARD C. WOOD, III*
     Vice President and Chief Financial Officer

CURTIS W. MORELL*
     Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
     Treasurer

TANYA M. LODEN*
     Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
      Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund as defined in the Investment Company Act of 1940.

(c) Van Kampen American Capital Distributors, Inc., 1997
    All Rights Reserved

--  denotes a service mark of Van Kampen American Capital
    Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.


                        RESULTS OF  SHAREHOLDER VOTES

    A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained.

                          VAN KAMPEN AMERICAN CAPITAL




                                 GREAT AMERICAN
                                 COMPANIES FUND






                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1996

















          -----A Wealth of Knowledge - A Knowledge of Wealth(sm)-----
                          VAN KAMPEN AMERICAN CAPITAL

                              TABLE OF CONTENTS


Letter to Shareholders...........................   1
Portfolio Management Review......................   3
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   7
Statement of Operations..........................   8
Statement of Changes in Net Assets...............   9
Financial Highlights.............................  10
Notes to Financial Statements....................  13

                           LETTER TO SHAREHOLDERS

January 31, 1997

Dear Shareholder,

     We are pleased to report that the Van Kampen American Capital Great American Companies Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
     The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent growth rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
     Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
     The combination of steady growth and benign inflation provided the catalyst for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, and the S&P 500-Stock Industrial Index fell by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.



                                      1                    Continued on page two

     The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
     Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996 with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK
     We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
     We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might convince the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers to be viewed positively by the financial markets.
     Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
     Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.


Sincerely,

[SIG]
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW
           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

We recently spoke with the management team of the Van Kampen American Capital Great American Companies Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Evan Harrel, co-portfolio manager, Stephen L. Boyd, co-portfolio manager, and Alan T. Sachtleben, chief investment officer of equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

   Q WHAT ECONOMIC FACTORS DROVE THE MARKET UPWARD DURING THE REPORTING PERIOD? HOW DID THEY AFFECT THE FUND?

   A Stock market averages continued to advance over the past six months, buoyed by a favorable economic environment. The economy grew at an uneven but generally moderate pace during the second half of 1996. Despite solid economic growth and fairly full resource utilization, inflation remained at historically low levels. This translated into declining bond market yields, which, in turn, supported an upward move in stock valuation levels.
    Other positive factors included favorable corporate earnings, which came in slightly higher than expected and supported the ongoing rise in stock prices. Healthy investment flows into equity mutual funds aided the market as well. In general, large, well-established companies generated better sales and earnings than their smaller competitors, and the Fund's emphasis on large-capitalization stocks companies worked to its benefit.

   Q  WHAT IS YOUR INVESTMENT STRATEGY FOR THE GREAT AMERICAN COMPANIES FUND?

   A The Fund invests in successful, established U.S. companies that are traditionally market leaders in their respective fields, and we believe they should outperform the market as a whole over the long run.
Typically, the performance of these companies has been more stable than the overall market, and by investing in these securities, we expect to potentially reduce our level of risk during volatile market environments.
    Although quality is our primary consideration, we make sure the securities in the Fund's portfolio have attractive valuations relative to their growth rates. Finally, we make sure the Fund is well-diversified across a variety of market sectors in order to maintain exposure to high-quality companies across a spectrum of industries.
    We use a "bottom-up" stock selection process, which means we evaluate our acquisitions on a stock-by-stock basis, rather than maintaining defined sector allocations. Our strategy of purchasing attractively valued, high-quality companies regardless of sector has served the Fund very well since its inception.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31,
      1996?

   A We were pleased with the Fund's total return of 12.50 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index produced a total return of 11.65 percent, and the Lipper Growth Fund
Index, which more closely resembles the Fund, returned 8.82 percent over the period.

    Keep in mind that the S&P 500-Stock Index is a broad-based, unmanaged index that reflects general stock market performance, and the Lipper index reflects the average performance of the largest growth funds. Neither index includes any commissions, sales charges, or fees that would be paid by an investor purchasing the securities they represents.

   Q WHICH SECTORS AND HOLDINGS POSTED THE GREATEST GAINS OVER THE REPORTING PERIOD?

   A Performance was uneven across the various economic sectors. In particular, earnings among many industrial commodity companies were disappointing, but profits were strong in energy, finance, technology, and a broad range of consumer staple and pharmaceutical companies. These profit trends were generally reflected in stock performance, and the Fund benefited from substantial exposure to many securities in these sectors.
    Our largest weightings as of December 31, 1996, included technology and financial services, which were two of the best-performing sectors during the year. Financial services companies enjoyed solid returns, due to the continuing decline in interest rates, while technology stocks profited from a continuation of consumer demand for computer products.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE NEXT SIX MONTHS?

   A We are relatively optimistic about the Fund's performance. We expect a continuation of the moderate GDP growth and low inflation that have characterized the domestic economy in recent years. In addition, steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices.
    However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid economic growth experienced in early 1996, which could persuade the Fed to raise interest rates.
    In light of these conditions, we intend to remain focused on stocks that we believe have competitive positions in the marketplace and are poised to grow earnings in 1997. Also, we will make sure that valuations appear reasonable relative to growth rates, because if economic growth slows considerably, earnings growth will become increasingly difficult to achieve.


[SIG]                           [SIG]                   [SIG]
Alan T. Sachtleben              Evan Harrel             Stephen L. Boyd
Chief Investment Officer        Co-Portfolio Manager    Co-Portfolio Manager
Equity Investments

VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                          PORTFOLIO OF INVESTMENTS

                        December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Security Description                            Shares          Market Value
--------------------------------------------------------------------------------
COMMON STOCK  103.1%
CONSUMER DISTRIBUTION   12.5%
Autozone, Inc. (b)                              200             $      5,500
Dollar General Corp.                            312                    9,984
Duckwall-ALCO Stores, Inc. (b)                  300                    4,275
Kroger Co. (b)                                  135                    6,277
Safeway, Inc. (b)                               100                    4,275
                                                                ------------
                                                                      30,311
                                                                ------------

CONSUMER DURABLES  4.4%
Armstrong World Industries, Inc.                100                    6,950
Black & Decker Corp.                            125                    3,766
                                                                ------------
                                                                      10,716
                                                                ------------

CONSUMER NON-DURABLES  11.7%
Anheuser-Busch Cos., Inc.                       130                    5,200
Avon Products, Inc.                             125                    7,141
CPC International, Inc.                          55                    4,262
Kimberly Clark Corp.                             50                    4,762
Philip Morris Cos., Inc.                         30                    3,379
Ralcorp Holdings, Inc.                          175                    3,697
                                                                ------------
                                                                      28,441
                                                                ------------

CONSUMER SERVICES  6.7%
Cox Communications, Inc., Class A (b)           250                    5,781
Host Marriott Corp. (b)                         300                    4,800
TCI Satellite Entertainment, Inc., Class A (b)   40                      395
Tele-Communications, Inc., Class A (b)          400                    5,225
                                                                ------------
                                                                      16,201
                                                                ------------

ENERGY  10.0%
Amoco Corp.                                      70                    5,635
Exxon Corp.                                      60                    5,880
Unocal Corp.                                    175                    7,109
Williams Companies, Inc.                        150                    5,625
                                                                ------------
                                                                      24,249
                                                                ------------

FINANCE  13.0%
Aetna, Inc.                                      75                    6,000
American International Group, Inc.               40                    4,330
Federal National Mortgage Association           160                    5,960
Green Tree Financial Corp.                      200                    7,725
MGIC Investment Corp.                           100                    7,600
                                                                ------------
                                                                      31,615
                                                                ------------


HEALTH CARE  1.6%
Merck & Co., Inc.                                50                    3,963
                                                                ------------


                                               See Notes to Financial Statements
                                      5

                        December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Security Description                            Shares          Market Value
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING  14.0%
Corning, Inc.                                   150             $      6,937
Emerson Electric Co.                             70                    6,772
Honeywell, Inc.                                 100                    6,575
Ingersoll Rand Co.                              120                    5,340
Kent Electronics Corp. (b)                      200                    5,150
WMX Technologies, Inc.                          100                    3,263
                                                                 -----------
                                                                      34,037
                                                                 -----------

RAW MATERIALS/PROCESSING INDUSTRIES  7.9%
Air Products & Chemicals, Inc.                  100                    6,913
Sherwin Williams Co.                            120                    6,720
Union Carbide Corp.                             135                    5,518
                                                                 -----------
                                                                      19,151
                                                                 -----------

TECHNOLOGY  13.7%
America Online, Inc. (b)                        100                    3,325
Boeing Co.                                       50                    5,319
Intel Corp.                                      65                    8,511
International Business Machines Corp.            40                    6,040
Lucent Technologies, Inc.                       100                    4,625
Texas Instruments, Inc.                          85                    5,418
                                                                 -----------
                                                                      33,238
                                                                 -----------

TRANSPORTATION  3.1%
Burlington Northern Santa Fe                     50                    4,319
Southwest Airlines Co.                          150                    3,319
                                                                 -----------
                                                                       7,638
                                                                 -----------

UTILITIES  4.5%
AT & T Corp.                                    100                    4,350
MCI Communications Corp.                        200                    6,538
                                                                 -----------
                                                                      10,888
                                                                 -----------

TOTAL COMMON STOCK  103.1%
   (Cost $209,036) (a)                                               250,448
OTHER ASSETS IN EXCESS OF LIABILITIES (3.1%)                          (7,618)
                                                                 -----------
NET ASSETS 100.0%                                               $    242,830
                                                                 ===========


(a) At December 31, 1996, for federal income tax purposes, cost of investments is $209,036, the gross aggregrate unrealized appreciation is $43,518 and the gross aggregate unrealized depreciation is $2,106, resulting in net unrealized appreciation of $41,412.

(b) Non-income producing security as this stock does not currently declare dividends.

                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $209,036) (Note 1)                              $     250,448
Cash                                                                                                16,276
Receivables:
  Distributor                                                                                        7,547
  Dividends                                                                                            186
Unamortized Organizational Expenses (Note 1)                                                        32,069
                                                                                             -------------
    Total Assets                                                                                   306,526
                                                                                             -------------

LIABILITIES:

Payables:
  Organizational Expenses                                                                           40,000
  Income Distributions                                                                              18,370
Deferred Compensation and Retirement Plans (Note 2)                                                  5,326
                                                                                             -------------

    Total Liabilities                                                                               63,696
                                                                                             -------------

NET ASSETS                                                                                   $     242,830
                                                                                             =============
NET ASSETS CONSIST OF:
Capital (Note 3)                                                                             $     200,000
Net Unrealized Appreciation on Investments                                                          41,412
Accumulated Net Realized Gain on Investments                                                         1,418
                                                                                             -------------

NET ASSETS                                                                                   $     242,830
                                                                                             =============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $84,990 and 7,000 shares of beneficial interest issued and outstanding)                         $12.14
    Maximum sales charge (5.75%* of offering price)                                                   0.74
                                                                                             -------------
    Maximum offering price to public                                                                $12.88
                                                                                             =============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $78,920
    and 6,500 shares of beneficial interest issued and outstanding)                                 $12.14
                                                                                             =============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $78,920
    and 6,500 shares of beneficial interest issued and outstanding)                                 $12.14
                                                                                             =============

    * On sales of $50,000 or more, the sales charge will be reduced.





                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                            STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                                        $       1,507
                                                                                 -------------
EXPENSES:

Shareholder Services (Note 2)                                                            7,800
Trustees Fees and Expenses (Note 2)                                                      5,003
Amortization of Organizational Expenses (Note 1)                                         4,031
Audit                                                                                    3,750
Legal (Note 2)                                                                           1,200
Investment Advisory Fee (Note 2)                                                           841
Custody                                                                                    569
Other                                                                                    1,800
                                                                                 -------------

           Total Expenses                                                               24,994
           Less: Fees Waived and Expenses Reimbursed (Note 2)                           22,924
                 Earnings Credits on Cash Balances                                         569
                                                                                 -------------

                           Net Expenses                                                  1,501
                                                                                 -------------

NET INVESTMENT INCOME                                                            $           6
                                                                                 =============

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:

Net Realized Gain on Investments                                                 $       8,814
                                                                                 -------------

Unrealized Appreciation/Depreciation on Investments:
         Beginning of the Period                                                        21,475

         End of the Period                                                              41,412
                                                                                 -------------

Net Unrealized Appreciation on Investments During the Period                            19,937
                                                                                 -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                  $      28,751
                                                                                 =============

NET INCREASE IN NET ASSETS FROM OPERATIONS                                       $      28,757
                                                                                 =============


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                       STATEMENT OF CHANGES IN NET ASSETS
  For the Six Months Ended December 31, 1996 and the Period December 27, 1995
      (Commencement of Investment Operations) to June 30, 1996 (Unaudited)


--------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED       PERIOD ENDED
                                                                             DECEMBER 31, 1996     JUNE 30, 1996
                                                                             -----------------     -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                           $         6        $         373
Net Realized Gain on Investments                                                      8,814               10,594
Net Unrealized Appreciation on Investments During the Period                         19,937               21,475
                                                                                -----------        -------------

Change in Net Assets from Operations                                                 28,757               32,442
                                                                                -----------        -------------

Distributions from Net Investment Income:

  Class A Shares                                                                       (133)               ---
  Class B Shares                                                                       (123)               ---
  Class C Shares                                                                       (123)               ---
                                                                                -----------        -------------

                                                                                       (379)               ---
                                                                                -----------        -------------

Distributions from Net Realized Gain on Investments (Note 1):

  Class A Shares                                                                     (6,296)               ---
  Class B Shares                                                                     (5,847)               ---
  Class C Shares                                                                     (5,847)               ---
                                                                                -----------        -------------

                                                                                    (17,990)               ---
                                                                                -----------        -------------

    Total Distributions                                                             (18,369)               ---
                                                                                -----------        -------------


TOTAL INCREASE IN NET ASSETS                                                         10,388               32,442

NET ASSETS:
Beginning of the Period                                                             232,442              200,000
                                                                                -----------        -------------
End of the Period (Including accumulated undistributed net investment
  income of $0 and $373, respectively)                                          $   242,830        $     232,442
                                                                                ===========        =============



                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                                       DECEMBER 27, 1996
                                                                                                            (COMMENCEMENT
                                                                                     SIX MONTHS             OF INVESTMENT
                                                                                          ENDED            OPERATIONS) TO
CLASS A SHARES                                                                DECEMBER 31, 1996             JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                                         $     11.622             $     10.000
                                                                                    -----------              -----------
    Net Investment Income                                                                 0.000                    0.019
    Net Realized and Unrealized Gain on Investments                                       1.438                    1.603
                                                                                    -----------              -----------

  Total from Investment Operations                                                        1.438                    1.622
                                                                                    -----------              -----------

  Less:
    Distributions from Net Investment Income                                              0.019                    ---
    Distributions from Net Realized Gain on Investments (Note 1)                          0.900                    ---
                                                                                    -----------              -----------

  Total Distributions                                                                     0.919                    ---
                                                                                    -----------              -----------

  Net Asset Value, End of the Period                                               $     12.141             $     11.622
                                                                                    ===========              ===========

  Total Return * (a)                                                                      12.50%**                 16.10%**

  Net Assets at End of the Period (In thousands)                                          $85.0                    $81.4

  Ratio of Expenses to Average Net Assets* (c)                                             1.72%                    1.37%

  Ratio of Net Investment Income to Average Net Assets*                                    0.00%                    0.33%

  Portfolio Turnover                                                                         44%**                    48%**

  Average Commission Paid Per Equity Share Traded (b)                                   $0.0370                   $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)                                             20.81%                   18.46%

  Ratio of Net Investment Income to Average Net Assets                                   (19.08%)                 (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .47% and .13% for the period ended on December 31, 1996 and June 30, 1996, respectively. (Note 1)

                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                                   DECEMBER 27, 1996
                                                                                                       (COMMENCEMENT
                                                                                      SIX MONTHS       OF INVESTMENT
                                                                                           ENDED      OPERATIONS) TO
CLASS B SHARES                                                                 DECEMBER 31, 1996       JUNE 30, 1996
--------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                                          $     11.622         $    10.000
                                                                                    ------------         -----------
    Net Investment Income                                                                  0.000               0.019
    Net Realized and Unrealized Gain on Investments                                        1.439               1.603
                                                                                    ------------         -----------
  Total from Investment Operations                                                         1.439               1.622
                                                                                    ------------         -----------

  Less:
    Distributions from Net Investment Income                                               0.019                ---
    Distributions from Net Realized Gain on Investments (Note 1)                           0.900                ---
                                                                                    ------------         -----------

  Total Distributions                                                                      0.919                ---
                                                                                    ------------         -----------

  Net Asset Value, End of the Period                                                $     12.142         $    11.622
                                                                                    ============         ===========

  Total Return * (a)                                                                       12.50%**            16.10%**

  Net Assets at End of the Period (In thousands)                                           $78.9               $75.5

  Ratio of Expenses to Average Net Assets* (c)                                              1.72%               1.37%

  Ratio of Net Investment Income to Average Net Assets*                                     0.00%               0.33%

  Portfolio Turnover                                                                          44%**               48%**

  Average Commission Paid Per Equity Share Traded (b)                                    $0.0370              $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)                                              20.81%              18.46%

  Ratio of Net Investment Income to Average Net Assets                                    (19.08%)            (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .47% and .13% for the period ended on December 31, 1996 and June 30, 1996, respectively. (Note 1)

                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                                     DECEMBER 27, 1996
                                                                                                         (COMMENCEMENT
                                                                                         SIX MONTHS      OF INVESTMENT
                                                                                              ENDED     OPERATIONS) TO
CLASS C SHARES                                                                    DECEMBER 31, 1996      JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                                           $      11.622         $    10.000
                                                                                     -------------         -----------
    Net Investment Income                                                                    0.000               0.019
    Net Realized and Unrealized Gain on Investments                                          1.439               1.603
                                                                                     -------------         -----------

  Total from Investment Operations                                                           1.439               1.622
                                                                                     -------------         -----------

  Less:
    Distributions from Net Investment Income                                                 0.019                ---
    Distributions from Net Realized Gain on Investments (Note 1)                             0.900                ---
                                                                                     -------------         -----------

  Total Distributions                                                                        0.919                ---
                                                                                     -------------         -----------

  Net Asset Value, End of the Period                                                 $      12.142         $    11.622
                                                                                     =============         ===========

  Total Return * (a)                                                                         12.50%**            16.10%**

  Net Assets at End of the Period (In thousands)                                             $78.9               $75.5

  Ratio of Expenses to Average Net Assets* (c)                                                1.72%               1.37%

  Ratio of Net Investment Income to Average Net Assets*                                       0.00%               0.33%

  Portfolio Turnover                                                                            44%**               48%**

  Average Commission Paid Per Equity Share Traded (b)                                      $0.0370              $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)                                                20.81%              18.46%

  Ratio of Net Investment Income to Average Net Assets                                      (19.08%)            (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .47% and .13% for the period ended on December 31, 1996 and June 30, 1996, respectively. (Note 1)

                                               See Notes to Financial Statements

                         VAN KAMPEN AMERICAN CAPITAL
                        GREAT AMERICAN COMPANIES FUND
                        NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------



1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Great American Companies Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL INCOME - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and, if any, net realized gains. Distributions from net realized gains for book purpose may include short-term capital gains. All short-term gains are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the six months ended December 31, 1996, the Fund's custody fee was reduced by $569 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets  % Per Annum
------------------  -----------
First $500 million    .70 of 1%
Next $500 million     .65 of 1%
Over $1 billion       .60 of 1%

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                          VAN KAMPEN AMERICAN CAPITAL
                         GREAT AMERICAN COMPANIES FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------


     For the six months ended December 31, 1996, the Fund incurred expenses of $1,200, all of which was subsequently assumed by VKAC, representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Advisor, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
     The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
     At December 31, 1996, VKAC owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31 and June 30, 1996, capital aggregated $70,000, $65,000 and $65,000 for Classes A, B and C, respectively.
    Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                Contingent Deferred
                                   Sales Charge
                                -------------------
                                Class B     Class C
Year of Redemption              Shares      Shares
--------------------            -------     -------
First                            5.00%       1.00%
Second                           4.00%        None
Third                            3.00%        None
Fourth                           2.50%        None
Fifth                            1.50%        None
Sixth and Thereafter              None        None

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $111,070 and $98,458, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund as defined in the Investment Company Act of 1940.


(c) Van Kampen American Capital Distributors, Inc., 1997
    All Rights Reserved

--  denotes a service mark of Van Kampen American Capital
    Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.












                        RESULTS OF  SHAREHOLDER VOTES

     A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Portfolio Highlights.............................  4
Portfolio Management Review......................  5
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 16

GF SAR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital Growth
Fund has generated solid investment
performance on behalf of our
shareholders. As noted in earlier
reports, VK/AC Holding Inc., the
parent company of Van Kampen American
Capital, Inc., was acquired by Morgan                    [PHOTO]
Stanley Group Inc., a world leader in
asset management and investment          DENNIS J. MCDONNELL AND DON G. POWELL
banking. The transaction was completed
in October, and we are excited about
the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.

    Despite mounting evidence of inflation, the Federal Reserve Board held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

    The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.50 percent advances in 1995. Downside volatility also returned for the first time since the

                                                           Continued on page two
current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
    The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
    Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK
    We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
    We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
    Your Fund's performance during 1996 has illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long-term.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
TOTAL RETURNS
Six-month total return based on NAV(1)...   19.84%     19.84%      19.84%
Six-month total return(2)................   12.30%     14.19%      18.19%
One-year total return(2).................   52.74%     57.99%      60.99%
Life-of-Fund average annual total
  return(2)..............................   52.60%     58.08%      61.72%
Commencement Date........................  12/27/95   12/27/95   12/27/95

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return. The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. As of December 31, 1996, the Fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had opened for investment to all public investors. No assurance can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. Past performance cannot guarantee future results.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                        AS OF DECEMBER 31, 1996   AS OF JUNE 30, 1996
Philip Morris Cos.,
  Inc. ...............  5.2%  .................          2.8%
Conseco, Inc. ........  3.2%  .................           N/A
Federal National
  Mortgage Assn. .....  3.1%  .................           N/A
Sun Microsystems,
  Inc. ...............  2.4%  .................          2.0%
ESC Medical Systems
  Ltd.  ..............  2.4%  .................          1.4%
Altera Corp. .........  2.3%  .................           N/A
Aspect
  Telecommunications
  Corp. ..............  2.3%  .................          1.7%
Money Store, Inc. ....  2.3%  .................          1.5%
Ascend Communications,
  Inc. ...............  2.3%  .................          1.1%
Safeway, Inc. ........  2.3%  .................           N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                        AS OF DECEMBER 31, 1996   AS OF JUNE 30, 1996
Technology ...........  32%  ..................           41%
Health Care ..........  17%  ..................           10%
Finance ..............  17%  ..................           7%
Consumer Services ....  12%  ..................           13%
Consumer
  Distribution .......  12%  ..................           7%

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

We recently spoke with the management team of the Van Kampen American Capital Growth Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their view on the Fund's performance during the six-month period ended December 31, 1996.

   Q WHAT ECONOMIC FACTORS DROVE THE STOCK MARKET UPWARD DURING THE PAST SIX MONTHS?

   A The stock market averages continued to advance during the past six months, buoyed by a favorable economic environment. The economy grew at an uneven but generally modest pace during the second half of 1996. A sluggish third quarter was followed by a strong fourth quarter, bolstered by increased export demand. Corporate earnings were favorable and achieved levels that were slightly better than what had been expected at the beginning of the period. This provided support for the ongoing rise in stock prices. The market was further aided by healthy investment flows into equity mutual funds. In general, large, well-established companies generated better sales and earnings than their smaller competitors, and the Fund's emphasis on these companies worked to its benefits.
    Subdued inflation provided further support for the securities markets. Despite continuing economic growth, and nearly full resource utilization, inflation remained at historically low levels. This translated into declining bond market yields, which supported a sympathetic upward move in stock valuation levels.
    While profits advanced nicely for the economy as a whole, performance was uneven among the various economic sectors. Historically, stocks of growth companies such as consumer non-durables, finance and technology have done well in this type of market.

   Q DURING THE REPORTING PERIOD, WHAT STRATEGIES DID YOU UTILIZE TO MEET THE FUND'S OBJECTIVE?

   A We have an extremely disciplined stock selection process: we look for companies with positive future fundamentals at an attractive current price. To that end, we actively search for stocks that possess one of the following traits: consistent or accelerating earnings growth, a positive fundamental change (such as new management), or better-than-expected fundamentals. We only want to own stocks with at least one of these characteristics and with an attractive or reasonable price.
    We also believe strongly in talking with the management teams behind the companies in whose stocks we invest. This is the single most valuable way in which we spend our time. These discussions help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. During any given year, we will have in-depth discussions with 300 to 400 management teams.

   Q WHICH OF THE FUND'S HOLDINGS POSTED THE GREATEST GAINS DURING THE REPORTING PERIOD?

   A By the end of the year, the Fund's largest weightings were in the technology, financial services, and health-care sectors, some of the best-performing sectors in 1996. We focused on these sectors because many technology and financial services companies exhibited the two features we look for when selecting stocks for the portfolio: positive fundamentals (including strong future earnings potential) and attractive price levels. In the technology sector, companies such as BMC Software, a computer software publisher, and Aspect Telecommunications, a telecommunications equipment company, both had a positive impact on the Fund. In terms of price appreciation, these companies were up 38 percent and 28 percent, respectively, for the six-month period ended December 31, 1996.
    In the financial services arena, several companies were consolidating and buying back stock, which created attractive valuations and enhanced the prospects of strong future earnings growth. Two standouts in this sector were Conseco, a life insurance company, and SunAmerica, a financial services company. In terms of price appreciation, these companies were up 59 percent and 55 percent, respectively, for the period. These securities were not necessarily owned during the entire six-month period. For additional Fund portfolio highlights, please refer to page four.

   Q  HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1996?

   A The Fund achieved a six-month total return of 19.84 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index returned 11.65 percent, and the Lipper Growth Fund Average produced a total return of 8.29 percent for the same period. Longer term, we are pleased to report that the Fund achieved a 12-month total return of 61.99 percent(1) (Class A shares at net asset value) for the period ended December 31, 1996.
    The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Average reflects the average performance of all growth funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

   A We expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid GDP growth experienced during the first half of 1996, which could persuade the Fed to raise interest rates.
    With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may well have increased your portfolio's equity exposure above levels you considered appropriate a few years ago.

[SIG.]

Alan T. Sachtleben
Chief Investment Officer
Equity Investments

[SIG.]

Jeff D. New
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON STOCK  96.2%
CONSUMER DISTRIBUTION  11.5%
Bed Bath & Beyond, Inc. (b).................................    550     $   13,338
CDW Computer Centers, Inc. (b)..............................    300         17,794
Eagle Hardware & Garden (b).................................    800         16,600
Just For Feet, Inc. (b).....................................    500         13,125
Safeway, Inc. (b)...........................................    580         24,795
TJX Cos., Inc. .............................................    500         23,687
U.S. Office Products Co. (b)................................    600         20,475
                                                                        ----------
                                                                           129,814
                                                                        ----------
CONSUMER NON-DURABLES  6.9%
Fila Holdings S.p.A. - ADR (Italy) (b)......................    100          5,813
Nautica Enterprises, Inc. (b)...............................    140          3,535
Philip Morris Cos., Inc. ...................................    500         56,312
Tommy Hilfiger Corp. (b)....................................    250         12,000
                                                                        ----------
                                                                            77,660
                                                                        ----------
CONSUMER SERVICES  11.2%
Boston Chicken, Inc. (b)....................................    550         19,731
HFS, Inc. (b)...............................................    300         17,925
Meredith Corp. .............................................    350         18,463
Metro Networks, Inc. (b)....................................    900         22,725
Rental Service Corp. (b)....................................    900         24,750
Univision Communications, Inc., Class A (b).................    600         22,200
                                                                        ----------
                                                                           125,794
                                                                        ----------
FINANCE  16.1%
Aames Financial Corp. ......................................    650         23,319
Conseco, Inc. ..............................................    550         35,062
Federal National Mortgage Association (b)...................    900         33,525
Green Tree Financial Corp. .................................    500         19,313
Money Store, Inc. ..........................................    900         24,862
RAC Financial Group, Inc. (b)...............................  1,100         23,237
SunAmerica, Inc. ...........................................    500         22,188
                                                                        ----------
                                                                           181,506
                                                                        ----------
HEALTHCARE  16.1%
ESC Medical Systems, Ltd. (b)...............................  1,000         25,500
Health Management Association, Inc. - Class A (b)...........    700         15,750
Healthsouth Corp. (b).......................................    600         23,175
Johnson & Johnson...........................................    350         17,413
Medicis Pharmaceutical Corp. - Class A (b)..................    400         17,600
Merck & Co., Inc. ..........................................    250         19,812

                                               See Notes to Financial Statements

                          Security
                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------

HEALTHCARE (CONTINUED)

Pfizer, Inc. ...............................................    250     $   20,719
Renal Treatment Centers, Inc. (b)...........................    700         17,850
Universal Health Services, Inc. - Class B (b)...............    800         22,900
                                                                        ----------
                                                                           180,719
                                                                        ----------
PRODUCER MANUFACTURING  2.0%
United Waste Systems, Inc. (b)..............................    650         22,344
                                                                        ----------
RAW MATERIALS/PROCESSING INDUSTRIES  1.8%
Praxair, Inc. ..............................................    450         20,756
                                                                        ----------
TECHNOLOGY  30.6%
3Com Corp. (b)..............................................    190         13,941
ADC Telecommunications, Inc. (b)............................    400         12,450
Altera Corp. (b)............................................    350         25,441
Ascend Communications, Inc. (b).............................    400         24,850
Aspect Telecommunications Corp. (b).........................    400         25,400
BMC Industries, Inc. .......................................    600         18,900
BMC Software, Inc. (b)......................................    550         22,756
Cisco Systems, Inc. (b).....................................    350         22,269
Compuware Corp. (b).........................................    300         15,037
DSP Communications, Inc. (b)................................  1,000         19,375
Intel Corp. ................................................    150         19,641
McAfee Associates, Inc. (b).................................    270         11,880
National Instruments Corp. (b)..............................    650         20,800
PairGain Technologies, Inc. (b).............................    400         12,175
Read-Rite Corp. (b).........................................    500         12,625
Sun Microsystems, Inc. (b)..................................  1,000         25,687
Tellabs, Inc. (b)...........................................    400         15,050
Tollgrade Communications, Inc. (b)..........................    220          6,820
Viasoft, Inc. (b)...........................................    200          9,450
Wind River Systems, Inc. (b)................................    200          9,475
                                                                        ----------
                                                                           344,022
                                                                        ----------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $1,028,895) (a).............................................     1,082,615
OTHER ASSETS IN EXCESS OF LIABILITIES  3.8%.........................        42,704
                                                                        ----------
NET ASSETS  100.0%..................................................    $1,125,319
                                                                        ==========

(a) At December 31, 1996, for federal income tax purposes cost is $1,028,895; the aggregate gross unrealized appreciation is $70,654 and the aggregate gross unrealized depreciation is $16,934, resulting in net unrealized appreciation of $53,720.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $1,028,895)
  (Note 1)..................................................  $1,082,615
Cash........................................................     163,480
Receivables:
  Investments Sold..........................................      39,772
  Dividends.................................................         642
Unamortized Organizational Expenses (Note 1)................      32,069
Other.......................................................       6,728
                                                              ----------
    Total Assets............................................   1,325,306
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................     109,482
  Income and Capital Gain Distributions.....................      45,155
  Organizational Expense....................................      40,000
Deferred Compensation and Retirement Plans (Note 2).........       5,350
                                                              ----------
    Total Liabilities.......................................     199,987
                                                              ----------
NET ASSETS..................................................  $1,125,319
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $1,037,676
Net Unrealized Appreciation on Investments..................      53,720
Accumulated Net Realized Gain on Investments................      36,157
Accumulated Net Investment Loss.............................      (2,234)
                                                              ----------
NET ASSETS..................................................  $1,125,319
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,078,175 and 68,789 shares of beneficial
    interest issued and outstanding)........................  $    15.67
    Maximum sales charge (5.75%* of offering price).........         .96
                                                              ----------
    Maximum offering price to public........................  $    16.63
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $23,599 and 1,506 shares of beneficial
    interest issued and outstanding)........................  $    15.67
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $23,545 and 1,503 shares of beneficial
    interest issued and outstanding)........................  $    15.67
                                                              ==========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $ 1,134
                                                              -------
EXPENSES:
Shareholder Services (Note 2)...............................    7,800
Trustees Fees and Expenses (Note 2).........................    5,027
Amortization of Organizational Expenses (Note 1)............    4,031
Audit Expense...............................................    3,750
Investment Advisory Fee (Note 2)............................    1,942
Accounting..................................................    1,200
Legal (Note 2)..............................................    1,200
Custody.....................................................      922
Printing....................................................      600
Other.......................................................      167
                                                              -------
    Total Expenses..........................................   26,639
    Less:
      Fees Deferred and Expenses Reimbursed ($1,942 and
        $20,407, respectively)..............................   22,349
      Credits Earned on Cash Balances (Note 1)..............      922
                                                              =======
      Net Expenses..........................................    3,368
                                                              -------
NET INVESTMENT LOSS.........................................  $(2,234)
                                                              =======
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $60,859
                                                              -------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................   58,219
  End of the Period.........................................   53,720
                                                              -------
Net Unrealized Depreciation on Investments During the
  Period....................................................   (4,499)
                                                              -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............  $56,360
                                                              =======
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $54,126
                                                              =======

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended December 31, 1996 and the Period from
           December 27, 1995 (Commencement of Investment Operations)
                          to June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                            Six Months Ended   Period Ended
                                                            December 31, 1996  June 30, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................  $   (2,234)       $ (1,030)
Net Realized Gain on Investments............................      60,859          23,514
Net Unrealized Appreciation/Depreciation on Investments
  During the Period.........................................      (4,499)         58,219
                                                              ----------        --------
Change in Net Assets from Operations........................      54,126          80,703
                                                              ----------        --------
Distributions from Net Realized Gain on Investments (Note
  1):
  Class A Shares............................................     (45,210)            -0-
  Class B Shares............................................        (988)            -0-
  Class C Shares............................................        (988)            -0-
                                                              ----------        --------
                                                                 (47,186)            -0-
                                                              ----------        --------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       6,940          80,703
                                                              ----------        --------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................     964,248          35,843
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       2,031             -0-
Cost of Shares Repurchased..................................    (164,446)            -0-
                                                              ----------        --------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     801,833          35,843
                                                              ----------        --------
TOTAL INCREASE IN NET ASSETS................................     808,773         116,546
NET ASSETS:
Beginning of the Period.....................................     316,546         200,000
                                                              ----------        --------
End of the Period (Including accumulated net investment loss
  of $2,234 and $0, respectively)...........................  $1,125,319        $316,546
                                                              ==========        ========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                       December 27, 1995
                                                                       (Commencement of
                                                 Six Months Ended     Investment Operations)
                 Class A Shares                 December 31, 1996(a)    to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........       $ 13.696             $10.000
                                                        --------             -------
  Net Investment Loss............................          (.065)              (.044)
  Net Realized and Unrealized Gain on
    Securities...................................          2.702               3.740
                                                        --------             -------
Total from Investment Operations.................          2.637               3.696
Less Distributions from Net Realized Gain on
  Investments (Note 1)...........................           .659                 -0-
                                                        --------             -------
Net Asset Value, End of the Period...............       $ 15.674             $13.696
                                                        ========             =======
Total Return* (b)................................         19.84%**            37.00%**
Net Assets at End of the Period (In thousands)...       $1,078.2             $138.5
Ratio of Expenses to Average Net Assets* (c).....          1.66%               1.46%
Ratio of Net Investment Income to Average Net
  Assets*........................................          (.82%)              (.79%)
Portfolio Turnover...............................            77%**               94%**
Average Commission Paid Per Equity Share Traded
  (d)............................................       $  .0292             $ .0280
* If certain fees had not been assumed by VKAC,
  Total Return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)......         10.28%              15.69%
Ratio of Net Investment Income to Average Net
  Assets.........................................         (9.45%)            (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .36% and .16% for the periods ended on December 31, 1996 and June 30, 1996, respectively. (Note 1)

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                    Six Months Ended     Investment Operations)
                 Class B Shares                   December 31, 1996(a)      to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........      $13.695                  $10.000
                                                       -------                  -------
  Net Investment Loss............................        (.067)                   (.045)
  Net Realized and Unrealized Gain on
    Securities...................................        2.701                    3.740
                                                       -------                  -------
Total from Investment Operations.................        2.634                    3.695
Less Distributions from Net Realized Gain on
  Investments (Note 1)...........................         .659                      -0-
                                                       -------                  -------
Net Asset Value, End of the Period...............      $15.670                  $13.695
                                                       =======                  =======
Total Return* (b)................................       19.84%**                 37.00%**
Net Assets at End of the Period (In thousands)...        $23.6                    $89.0
Ratio of Expenses to Average Net Assets* (c).....        1.65%                    1.46%
Ratio of Net Investment Income to Average Net
  Assets*........................................        (.96%)                   (.74%)
Portfolio Turnover...............................          77%**                    94%**
Average Commission Paid Per Equity Share Traded
  (d)............................................      $ .0292                  $ .0280
* If certain fees had not been assumed by VKAC,
  Total Return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)......       10.28%                   15.70%
Ratio of Net Investment Income to Average Net
  Assets.........................................       (9.59%)                 (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .36% and .16% for the periods ended on December 31, 1996 and June 30, 1996, respectively. (Note 1)

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                    Six Months Ended     Investment Operations)
                 Class C Shares                   December 31, 1996(a)      to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........        $13.695                  $10.000
                                                         -------                  -------
  Net Investment Loss............................          (.067)                   (.045)
  Net Realized and Unrealized Gain on
    Securities...................................          2.696                    3.740
                                                         -------                  -------
Total from Investment Operations.................          2.629                    3.695
Less Distributions from Net Realized Gain on
  Investments (Note 1)...........................           .659                      -0-
                                                         -------                  -------
Net Asset Value, End of the Period...............        $15.665                  $13.695
                                                         =======                  =======
Total Return* (b)................................         19.84%**                 37.00%**
Net Assets at End of the Period (In thousands)...          $23.5                    $89.0
Ratio of Expenses to Average Net Assets* (c).....          1.65%                    1.46%
Ratio of Net Investment Income to Average Net
  Assets*........................................          (.96%)                   (.74%)
Portfolio Turnover...............................            77%**                    94%**
Average Commission Paid Per Equity Share Traded
  (d)............................................        $ .0292                  $ .0280
* If certain fees had not been assumed by VKAC,
  Total Return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)......         10.28%                   15.70%
Ratio of Net Investment Income to Average Net
  Assets.........................................         (9.59%)                 (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .36% and .16% for the periods ended on December 31, 1996 and June 30, 1996, respectively. (Note 1)

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL EXPENSES--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS--During the six months ended December 31, 1996, the Fund's custody fee was reduced by $922 as a result of credits earned on overnight balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next  $500 million......................................    .70 of 1%
Over  $1 billion........................................    .65 of 1%

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    VKAC has agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $1,200 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 65,572 shares of Class A and 1,500 shares each of Classes B and C, respectively.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    For the six months ended December 31, 1996, transactions were as follows:

                                                  SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   58,572       $ 964,100
  Class B.......................................        6             100
  Class C.......................................        3              48
                                                   ------       ---------
Total Sales.....................................   58,581       $ 964,248
                                                   ======       =========
Dividend Reinvestment:
  Class A.......................................      132       $   2,031
  Class B.......................................      -0-             -0-
  Class C.......................................      -0-             -0-
                                                   ------       ---------
Total Dividend Reinvestment.....................      132       $   2,031
                                                   ======       =========
Repurchases:
  Class A.......................................      (28)      $    (346)
  Class B.......................................   (5,000)        (82,050)
  Class C.......................................   (5,000)        (82,050)
                                                  -------       ---------
Total Repurchases...............................  (10,028)      $(164,446)
                                                   ======       =========

    For the period ended June 30, 1996, transactions were as follows:

                                                  SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................    3,113       $  35,843
                                                  =======       =========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                            Contingent
                                                             Deferred
                                                           Sales Charge
              Year of Redemption                      Class B         Class C
-----------------------------------------------------------------------------
First..........................................         5.00%           1.00%
Second.........................................         4.00%            None
Third..........................................         3.00%            None
Fourth.........................................         2.50%            None
Fifth..........................................         1.50%            None
Sixth and thereafter...........................          None            None

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,105,724 and $376,876, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         VAN KAMPEN AMERICAN CAPITAL



                               PROSPECTOR FUND


                              SEMI-ANNUAL REPORT
                              DECEMBER 31, 1996







          -----A Wealth of Knowledge - A Knowledge of Wealth(sm)-----
                         VAN KAMPEN AMERICAN CAPITAL

                              TABLE OF CONTENTS

Letter to Shareholders  . . . . . . . . . . . . . . . . . . . . .  1
Portfolio Management Review . . . . . . . . . . . . . . . . . . .  3
Portfolio of Investments  . . . . . . . . . . . . . . . . . . . .  5
Statement of Assets and Liabilities . . . . . . . . . . . . . . .  8
Statement of Operations . . . . . . . . . . . . . . . . . . . . .  9
Statement of Changes in Net Assets  . . . . . . . . . . . . . .   10
Financial Highlights  . . . . . . . . . . . . . . . . . . . . .   11
Notes to Financial Statements . . . . . . . . . . . . . . . . .   14


                             LETTER TO SHAREHOLDERS

January 31, 1997

Dear Shareholder,

        We are pleased to report that the Van Kampen American Capital Prospector Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
     The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent growth rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
     Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by
0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by
3.3 percent.

MARKET REVIEW
     The combination of steady growth and benign inflation provided the catalyst for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of
22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence and the S&P 500-Stock Industrial Index fell by about
12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.

                                                      Continued on page two

     The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
     Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK
     We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
     We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might convince the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers to be viewed positively by the financial markets.
     Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
     Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.


Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

We recently spoke with the management team of the Van Kampen American Capital Prospector Fund about the key events and economic forces that shaped the markets during the reporting period. The team is led by B. Robert Baker, Jr., co-portfolio manager, Jason Leder, co-portfolio manager, and Alan T. Sachtleben, chief investment officer of equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

Q WHAT ECONOMIC FACTORS DROVE THE MARKET UPWARD DURING THE REPORTING PERIOD? HOW DID THEY AFFECT THE FUND?

A Stock market averages continued to advance over the past six months, buoyed by a favorable economic environment. The economy grew at an uneven but generally moderate pace during the second half of 1996. Despite solid economic growth and fairly full resource utilization, inflation remained at historically low levels. This translated into declining bond market yields, which, in turn, supported an upward move in stock valuation levels.
     Other positive factors included favorable corporate earnings, which came in slightly higher than expected and supported the ongoing rise in stock prices. Healthy investment flows into equity mutual funds aided the market as well. In general, large, well-established companies generated better sales and earnings than their smaller competitors, and the Fund's emphasis on these companies worked to its benefit.

Q    WHAT IS YOUR INVESTMENT STRATEGY FOR THE PROSPECTOR FUND?

A In general, we rely on a "bottom-up" approach to stock selection, meaning that we concentrate on individual securities, rather than on economic forecasts or interest rate predictions. Our strategy for managing the
Prospector Fund involves pinpointing a limited number of large-capitalization holdings that we believe are undervalued, and then identifying a catalyst that would move the stock from being undervalued to being fairly valued. This catalyst could include new management, restructuring, reorganization, or a regulatory change. We expect these securities to generate high returns for the Fund as they go from being undervalued to fairly valued. When stocks in the portfolio achieve full valuation or expectations for a catalyst do not develop, these securities are reduced or sold from the Fund.

Q    HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED
     DECEMBER 31, 1996?

A The Fund recorded favorable performance, with a total return of 14.13 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index produced a total return of 11.65 percent, and the Lipper Growth and Income Fund Index returned 11.28 percent. The S&P 500 Index is a broad-based,unmanaged index that reflects general stock market performance, and the Lipper Index reflects the average performance of the largest growth and income funds. Keep in mind that neither index includes any commissions, sales charges, or fees that would be paid by an investor purchasing the securities they represent.

Q    WHICH SECTORS AND HOLDINGS POSTED THE GREATEST GAINS OVER THE REPORTING
     PERIOD?

A We select securities that meet our criteria, rather than maintaining defined sector allocations, so our sector weightings are a reflection of where we found good value on a stock-by-stock basis. As of December 31,
1996, 47 percent of the Fund's holdings were concentrated in the financial, utility, and energy sectors. Consumer non-durables and consumer services also comprised substantial positions in the portfolio.
     Banks fared well in 1996 due to increased earnings and benign interest rates, and Chase Manhattan Bank was a strong performer for the Fund. Gas and oil prices went up throughout the year, which helped the performance of energy stocks in the portfolio, including PanEnergy, a gas pipeline company.
     Several of our holdings in the tobacco and cable sectors illustrate our value strategy at work. In the third quarter, Philip Morris and RJR Nabisco, strong companies with solid fundamentals, were selling at a discount to their intrinsic values because of litigation concerns. We added both to our portfolio, because we expect the stock prices of these well-established companies to rebound to their fair value. Similarly, when cable stocks became depressed late in the third quarter due to competition and regulatory concerns, we added substantially to our cable holdings, including Tele-Communications, Inc.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE NEXT SIX MONTHS?

A We are cautiously optimistic about the Fund's performance. We expect a continuation of the moderate GDP growth and low inflation that have characterized the domestic economy in recent years. In addition, steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices.
     However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid economic growth experienced in early 1996, which could persuade the Fed to raise interest rates. A high valuation environment can favor value funds, because funds that emphasize undervalued stocks and are theoretically better positioned to weather a down market than funds that hold fairly valued securities.


[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments


[SIG]
B. Robert Baker, Jr.

Co-Portfolio Manager



[SIG]
Jason Leder

Co-Portfolio Manager

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

SECURITY DESCRIPTION                      SHARES           MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK  103.5%
CONSUMER DISTRIBUTION  3.6%
Dillard Department Stores, Inc., Class A      70         $      2,161
Pier 1 Imports, Inc.                         360                6,345
                                                         ------------
                                                                8,506
                                                         ------------
CONSUMER DURABLES  2.1%
Maytag Corp.                                 130                2,568
Newell Co.                                    80                2,520
                                                         ------------
                                                                5,088
                                                         ------------

CONSUMER NON-DURABLES  11.4%
First Brands Corp.                           100                2,838
Philip Morris Cos., Inc.                      95               10,699
RJR Nabisco Holdings Corp.                   300               10,200
Unilever NV - New York Shares (Netherlands)   21                3,680
                                                         ------------
                                                               27,417
                                                         ------------
CONSUMER SERVICES  7.6%
Cox Communications, Inc., Class A (b)        110                2,544
Tele-Communications, Inc., Class A (b)       620                8,098
Time Warner, Inc.                            200                7,500
                                                         ------------
                                                               18,142
                                                         ------------
ENERGY  7.9%
Amerada Hess Corp.                            90                5,209
British Petroleum PLC - ADR  (United Kingdom) 20                2,828
Coflexip SA - ADR (France) (b)               105                2,756
PanEnergy Corp.                               70                3,150
Texaco, Inc.                                  25                2,453
YPF Sociedad Anonima - ADR (Argentina)       100                2,525
                                                         ------------
                                                               18,921
                                                         ------------
FINANCE  24.2%
Aetna, Inc.                                   70                5,600
AFLAC, Inc.                                  195                8,336
Allstate Corp.                                50                2,894
AMBAC, Inc.                                   45                2,987
American Bankers Insurance Group, Inc.       245               12,526


                                        See Notes to Financial Statements

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                        December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

SECURITY DESCRIPTION                      SHARES           MARKET VALUE
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
Bear Stearns Cos., Inc.                      144         $      4,014
Chase Manhattan Corp.                         50                4,463
CMAC Investment Corp.                        150                5,512
Conseco, Inc.                                100                6,375
Everest Reinsurance Holdings                 100                2,875
MBIA, Inc.                                    25                2,531
                                                         ------------
                                                               58,113
                                                         ------------

HEALTHCARE  7.1%
American Home Products Corp.                  60                3,518
Lincare Holdings, Inc. (b)                   170                6,970
Mallinckrodt, Inc.                            50                2,206
Sierra Health Services, Inc. (b)             180                4,432
                                                         ------------
                                                               17,126
                                                         ------------
PRODUCER MANUFACTURING  7.8%
Bouygues Offshore SA - ADR (France) (b)      500                6,437
Stewart & Stevenson Services, Inc.           110                3,204
WMX Technologies, Inc.                       280                9,135
                                                         ------------
                                                               18,776
                                                         ------------
RAW MATERIALS/PROCESSING INDUSTRIES  8.0%
Bethlehem Steel Corp. (b)                    250                2,250
Boise Cascade Corp.                          145                4,604
LTV Corp.                                    230                2,731
Lyondell Petrochemical Co.                   100                2,200
Mead Corp.                                    80                4,650
Willamette Industries, Inc.                   40                2,785
                                                         ------------
                                                               19,220
                                                         ------------
TECHNOLOGY  7.1%
Avnet, Inc.                                  130                7,573
BMC Software, Inc. (b)                        55                2,276
Gateway 2000, Inc. (b)                        40                2,142
Nokia Corp. - ADR (Finland)                   45                2,593
SunGard Data Systems, Inc. (b)                60                2,370
                                                         ------------
                                                               16,954
                                                         ------------
TRANSPORTATION  2.1%
Canadian National Railway Co.                130                4,940
                                                         ------------

                                        See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

SECURITY DESCRIPTION                      SHARES           MARKET VALUE
--------------------------------------------------------------------------------
UTILITIES  14.6%
AT & T Corp.                                 120         $      5,220
Cincinnati Bell, Inc.                         45                2,773
FPL Group, Inc.                               45                2,070
Houston Industries, Inc.                     100                2,263
Idaho Power Co.                               80                2,490
Illinova Corp.                               180                4,950
MCI Communications Corp.                     220                7,191
NCR Corp.                                      7                  236
Oklahoma Gas & Electric Co.                  185                7,724
                                                         ------------
                                                               34,917
                                                         ------------



TOTAL LONG-TERM INVESTMENTS  103.5%
(Cost $215,365) (a)                                           248,120

LIABILITIES IN EXCESS OF OTHER ASSETS -3.5%                    (8,439)
                                                         ------------

NET ASSETS    100.0%                                     $    239,681
                                                         ============


(a) At December 31, 1996, for federal income tax purposes, cost is $215,365; the aggregate gross unrealized appreciation is $35,424 and the aggregate gross unrealized depreciation is $2,669, resulting in net unrealized appreciation of $32,755.

(b) Non-income producing security as this stock currently does not declare dividends.






                                         See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:

   Long-Term Investments, at Market Value (Cost $215,365) (Note 1)                      $   248,120
   Cash                                                                                      12,904
   Receivables:
      Investments Sold                                                                        3,554
      Dividends                                                                                 383
   Unamortized Organizational Expenses (Note 1)                                              32,025
   Other                                                                                      7,654
                                                                                        -----------
         Total Assets                                                                       304,640
                                                                                        -----------

LIABILITIES:

   Payables:
      Organizational Expenses                                                                40,000
      Income and Capital Gain Distributions                                                  16,700
      Investments Purchased                                                                   2,934
   Deferred Compensation and Retirement Plans (Note 2)                                        5,325
                                                                                        -----------
         Total Liabilities                                                                   64,959
                                                                                        -----------
NET ASSETS                                                                              $   239,681
                                                                                        ===========

NET ASSETS CONSIST OF:
   Capital (Note 3)                                                                     $   200,000
   Net Unrealized Appreciation on Investments                                                32,755
   Accumulated Net Realized Gain on Investments                                               6,816
   Accumulated Undistributed Net Investment Income                                              110
                                                                                        -----------
NET ASSETS                                                                              $   239,681
                                                                                        ===========

MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $83,889  and 7,000 shares of beneficial interest issued and outstanding)          $     11.98
      Maximum sales charge (5.75%* of offering price)                                          0.73
                                                                                        -----------
      Maximum offering price to public                                                  $     12.71
                                                                                        ===========
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of $77,896
      and 6,500 shares of beneficial interest issued and outstanding)                   $     11.98
                                                                                        ===========
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of $77,896
      and 6,500 shares of beneficial interest issued and outstanding)                   $     11.98
                                                                                        ===========

      * On sales of $50,000 or more, the sales charge will be reduced.



                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                            $    2,415
                                                                        ----------
EXPENSES:
   Shareholder Services (Note 2)                                             7,800
   Trustees Fees and Expenses (Note 2)                                       5,001
   Amortization of Organizational Expenses (Note 1)                          4,075
   Audit                                                                     3,750
   Accounting (Note 2)                                                       1,200
   Legal  (Note 2)                                                           1,200
   Investment Advisory Fee (Note 2)                                            830
   Printing                                                                    600
   Custody                                                                     303
                                                                        ----------
       Total Expenses                                                       24,759
       Less: Fees Deferred and Expenses Reimbursed
                ($830 and $22,155, respectively) (Note 2)                   22,985
                Credits Earned on Overnight Cash Balances (Note 1)             303
                                                                        ----------
       Net Expenses                                                          1,471
                                                                        ----------
NET INVESTMENT INCOME                                                   $      944
                                                                        ==========

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
   Net Realized Gain on Investments                                     $   15,496
                                                                        ----------
   Unrealized Appreciation/Depreciation on Investments:
     Beginning of the Period                                                17,872
     End of the Period                                                      32,755
                                                                        ----------
   Net Unrealized Appreciation on Investments During the Period             14,883
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         $   30,379
                                                                        ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS                              $   31,323
                                                                        ==========

                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 AND
      THE PERIOD DECEMBER 27, 1995 (COMMENCEMENT OF INVESTMENT OPERATIONS)
                          TO JUNE 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    Six Months Ended       Period Ended
                                                                                    December 31, 1996      June 30, 1996
                                                                                    -----------------      -------------
FROM INVESTMENT ACTIVITIES:

Operations:
Net Investment Income                                                                 $       944           $     1,439
Net Realized Gain on Investments                                                           15,496                 6,920
Net Unrealized Appreciation on Investments During the Period                               14,883                17,872
                                                                                      -----------           -----------

Change in Net Assets from Operations                                                       31,323                26,231
                                                                                      -----------           -----------

Distributions from Net Investment Income:
   Class A Shares                                                                            (612)                 (281)
   Class B Shares                                                                            (567)                 (123)
   Class C Shares                                                                            (567)                 (123)
                                                                                      -----------           -----------
                                                                                           (1,746)                 (527)
                                                                                      -----------           -----------

Distributions from Net Realized Gain on Investments (Note 1):
   Class A Shares                                                                          (5,460)                    0
   Class B Shares                                                                          (5,070)                    0
   Class C Shares                                                                          (5,070)                    0
                                                                                      -----------           -----------
                                                                                          (15,600)                    0
                                                                                      -----------           -----------
Total Distributions                                                                       (17,346)                 (527)
                                                                                      -----------           -----------

NET CHANGE IN NET ASSETS FROM
   INVESTMENT ACTIVITIES                                                                   13,977                25,704

Beginning of the Period                                                                   225,704               200,000
                                                                                      -----------           -----------
End of the Period (Including accumulated undistributed net investment
   income of $110 and $912, respectively)                                             $   239,681           $   225,704
                                                                                      ===========           ===========


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                              FINANCIAL HIGHLIGHTS
       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
     OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                DECEMBER 27, 1995
                                                                                                   (COMMENCEMENT
                                                                                                   OF INVESTMENT
                                                                              SIX MONTHS ENDED    OPERATIONS) TO
CLASS A SHARES                                                               DECEMBER 31, 1996(A)  JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of the Period                                        $    11.285      $    10.000
                                                                                   -----------      -----------
      Net Investment Income                                                              0.047            0.072
      Net Realized and Unrealized Gain on Investments                                    1.519            1.239
                                                                                   -----------      -----------
   Total from Investment Operations                                                      1.566            1.311
                                                                                   -----------      -----------

   Less:
      Distributions from Net Investment Income                                           0.087            0.026
      Distributions from Net Realized Gain on Investments (Note 1)                       0.780            0.000
                                                                                   -----------      -----------
   Total Distributions                                                                   0.867            0.026
                                                                                   -----------      -----------
   Net Asset Value, End of the Period                                              $    11.984      $    11.285
                                                                                   ===========      ===========

   Total Return* (b)                                                                  14.13%**         13.10%**

   Net Assets at End of the Period (In thousands)                                        $83.9            $79.0

   Ratio of Expenses to Average Net Assets* (c)                                          1.50%            1.33%

   Ratio of Net Investment Income to Average Net Assets*                                 0.80%            1.34%

   Portfolio Turnover                                                                    78%**            69%**

   Average Commission Paid Per Equity Share Traded (d)                                 $0.0490          $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                             20.88%           20.75%

Ratio of Net Investment Income to Average Net Assets                                   -18.59%          -18.07%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .26% and .07% for the periods ending on December 31, 1996 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
     OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                DECEMBER 27, 1995
                                                                                                   (COMMENCEMENT
                                                                                                   OF INVESTMENT
                                                                              SIX MONTHS ENDED    OPERATIONS) TO
CLASS B SHARES                                                               DECEMBER 31, 1996(A)  JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of the Period                                        $    11.285      $    10.000
                                                                                   -----------      -----------
      Net Investment Income                                                              0.047            0.072
      Net Realized and Unrealized Gain on Investments                                    1.519            1.239
                                                                                   -----------      -----------
   Total from Investment Operations                                                      1.566            1.311
                                                                                   -----------      -----------
   Less:
      Distributions from Net Investment Income                                           0.087            0.026
      Distributions from Net Realized Gain on Investments (Note 1)                       0.780            0.000
                                                                                   -----------      -----------
   Total Distributions                                                                   0.867            0.026
                                                                                   -----------      -----------
   Net Asset Value, End of the Period                                              $    11.984      $    11.285
                                                                                   ============     ===========
   Total Return * (b)                                                                 14.13%**         13.19%**

   Net Assets at End of the Period (In thousands)                                        $77.9            $73.4

   Ratio of Expenses to Average Net Assets* (c)                                          1.50%            1.33%

   Ratio of Net Investment Income to Average Net Assets*                                 0.80%            1.34%

   Portfolio Turnover                                                                    78%**            69%**

   Average Commission Paid Per Equity Share Traded (d)                                 $0.0490          $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                             20.86%           20.75%

Ratio of Net Investment Income to Average Net Assets                                   -18.57%          -18.07%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .26% and .07% for the periods ending on December 31, 1996 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
     OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                DECEMBER 27, 1995
                                                                                                   (COMMENCEMENT
                                                                                                   OF INVESTMENT
                                                                              SIX MONTHS ENDED    OPERATIONS) TO
CLASS C SHARES                                                               DECEMBER 31, 1996(A)  JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of the Period                                        $     11.285     $    10.000
                                                                                   ------------     -----------
      Net Investment Income                                                               0.047           0.072
      Net Realized and Unrealized Gain on Investments                                     1.519           1.239
                                                                                   ------------     -----------
   Total from Investment Operations                                                       1.566           1.311
                                                                                   ------------     -----------
   Less:
      Distributions from Net Investment Income                                            0.087           0.026
      Distributions from Net Realized Gain on Investments (Note 1)                        0.780           0.000
                                                                                   ------------     -----------
   Total Distributions                                                                    0.867           0.026
                                                                                   ------------     -----------
   Net Asset Value, End of the Period                                              $     11.984     $    11.285
                                                                                   ============     ===========


   Total Return * (b)                                                                  14.13%**        13.19%**

   Net Assets at End of the Period (In thousands)                                         $77.9           $73.4

   Ratio of Expenses to Average Net Assets* (c)                                           1.50%           1.33%

   Ratio of Net Investment Income to Average Net Assets*                                  0.80%           1.34%

   Portfolio Turnover                                                                     78%**           69%**

   Average Commission Paid Per Equity Share Traded (d)                                  $0.0490         $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                              20.86%          20.75%

Ratio of Net Investment Income to Average Net Assets                                    -18.57%         -18.07%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .26% and .07% for the periods ending on December 31, 1996 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.

                                               See Notes to Financial Statements
                                       13

                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
                          NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996 (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Prospector Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date.

D. ORGANIZATIONAL EXPENSES - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the six months ended December 31, 1996, the Fund's custody fee was reduced by $303 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

        Average Net Assets                      % Per Annum
        ----------------------------          --------------
        First $500 million                           .70%
        Next $500 million                            .65%
        Over $1 billion                              .60%

        Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
        For the six months ended December 31, 1996, the Fund incurred expenses of approximately $2,400 representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.
        ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
        Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not

                         VAN KAMPEN AMERICAN CAPITAL
                               PROSPECTOR FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                        DECEMBER 31, 1996 (UNAUDITED)

compensate its officers or trustees who are officers of VKAC.
        The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
        At December 31, 1996, VKAC owned all shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31, 1996 and June 30, 1996, capital aggregated $70,000, $65,000 and $65,000 for Classes A,
B and C, respectively.
        Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                           Contingent Deferred
                               Sales Charge
                             Class B  Class C
     Year of Redemption      Shares   Shares
    ----------------------   ------   ------
    First                     5.00%    1.00%
    Second                    4.00%    None
    Third                     3.00%    None
    Fourth                    2.50%    None
    Fifth                     1.50%    None
    Sixth and thereafter      None     None


4. INVESTMENT TRANSACTIONS
During the six months ended December 31, 1996, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $182,919 and $178,977, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
        The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND
-------------------------------------------------------------------------------

BOARD OF TRUSTEES                       INVESTMENT ADVISER

J. MILES BRANAGAN                       VAN KAMPEN AMERICAN CAPITAL
LINDA HUTTON HEAGY                      INVESTMENT ADVISORY CORP.
R. CRAIG KENNEDY                        One Parkview Plaza
DENNIS J. MCDONNELL*                    Oakbrook Terrace, Illinois 60181
JACK E. NELSON
JEROME L. ROBINSON                      DISTRIBUTOR
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman             VAN KAMPEN AMERICAN CAPITAL
                                        DISTRIBUTORS, INC.
                                        One Parkview Plaza
OFFICERS                                Oakbrook Terrace, Illinois 60181

DENNIS J. MCDONNELL*                    SHAREHOLDER SERVICING AGENT
  President
                                        ACCESS INVESTOR SERVICES, INC.
RONALD A. NYBERG*                       P.O. Box 418256
  Vice President and Secretary          Kansas City, Missouri 64141-9256

EDWARD C. WOOD, III*                    CUSTODIAN
  Vice President and Chief
  Financial Officer
                                        STATE STREET BANK AND TRUST COMPANY
CURTIS W. MORELL*                       225 Franklin Street
  Vice President and Chief              P.O. Box 1713
  Accounting Officer                    Boston, Massachusetts 02105

JOHN L. SULLIVAN*
  Treasurer                             LEGAL COUNSEL

TANYA M. LODEN*                         SKADDEN, ARPS, SLATE, MEAGHER &
  Controller                            FLOM (ILLINOIS)
                                        333 West Wacker Drive
                                        Chicago, Illinois 60606
PETER W. HEGEL*
ALAN T. SACHTLEBEN*                     INDEPENDENT ACCOUNTANTS
PAUL R. WOLKENBERG*
  Vice Presidents                       KPMG PEAT MARWICK LLP
                                        Peat Marwick Plaza
                                        303 East Wacker Drive
                                        Chicago, Illinois 60601


*   "Interested" persons of the Fund, as defined in the Investment
    Company Act of 1940.
(Copyright)  Van Kampen American Capital Distributors, Inc., 1997
             All Rights Reserved.
sm  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES
-------------------------------------------------------------------------------
A special meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 20,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained.

                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Highlights.............................   4
Portfolio Management Review......................   5
Portfolio of Investments.........................   8
Statement of Assets and Liabilities..............  13
Statement of Operations..........................  14
Statement of Changes in Net Assets...............  15
Financial Highlights.............................  16
Notes to Financial Statements....................  19

AGG SAR 2/97

                            LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital                              [PHOTO]
Aggressive Growth Fund has continued
to generate solid investment
performance on behalf of our
shareholders. As noted in earlier
reports, VK/AC Holding Inc., the
parent company of Van Kampen American
Capital, Inc., was acquired by Morgan      DENNIS J. MCDONNELL AND DON G. POWELL
Stanley Group Inc., a world leader in
asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.

    Despite mounting evidence of inflation, the Federal Reserve Board held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

    The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respectively, following their 37.44 percent and 33.50 percent advances in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first

                                                           Continued on page two
four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
    The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and inflationary warning signals noted earlier. When subsequent data showed those concerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
    Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread speculation led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK
    We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
    We caution investors to expect bumps along the way. Stock prices have appreciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a return of the rapid GDP growth experienced during the first half of 1996, a development that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
    Your Fund's performance during 1996 has illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,



[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.




[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...    9.87%      9.55%       9.55%
Six-month total return(2)................    3.51%      4.50%       8.56%
Since inception total return(2)..........     .20%       .85%       4.88%
Commencement date........................  05/29/96   05/29/96   05/29/96

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B and 1.00% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                       AS OF DECEMBER 31, 1996
Centennial Technologies  .....  2.1%
Intel Corp. ..................  1.7%
Interstate Bakeries Corp. ....  1.6%
TJX Companies, Inc. ..........  1.5%
Ross Stores, Inc. ............  1.4%
Conseco, Inc. ................  1.4%
Cliffs Drilling Co. ..........  1.4%
Clarify, Inc. ................  1.4%
Cooper Cameron Corp. .........  1.4%
Dell Computer Corp. ..........  1.4%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                              AS OF              AS OF
                        DECEMBER 31, 1996    JUNE 30, 1996
Technology .................  42%  ............   29%
Energy .....................  18%  ............    9%
Consumer Distribution ......  11%  ............   11%
Consumer Services ..........  10%  ............   19%
Finance ....................   7%  ............   N/A

N/A = Not Applicable

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

We recently spoke with the management team of the Van Kampen American Capital Aggressive Growth Fund about the key events and economic factors that shaped the markets during the past six months. The team includes Gary M. Lewis, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six month period ended December 31, 1996.


   Q WHAT ECONOMIC FACTORS DROVE THE MARKET UPWARD DURING THE PAST CALENDAR YEAR? HOW DID THEY AFFECT THE FUND?

   A The positive combination of solid corporate earnings growth and subdued inflationary fears produced a very market-friendly economy in calendar 1996. The Dow Jones Industrial Average rose 26.01 percent, and the NASDAQ
Composite Index climbed 22.71 percent.
    Early in the year, several factors fueled equity performance. Unexpectedly strong corporate earnings, a growing economy and record cash flows into mutual funds pushed the already-healthy equity markets even higher in late January and early February. The markets hit a snag in mid-February. Higher-than-expected employment numbers prompted inflation concerns and decreased the likelihood of further interest rate cuts by the Federal Reserve Board. The bond market rally that had begun at the end of 1995 came to an abrupt halt. Through April and May, concerns about inflation lingered, and small- and mid-size stocks led a broad market correction.
    This correction was short-lived, however, as bond and technology stocks bounced back quickly. Soon after, large company stocks began their own recovery, and by the end of July, technology and financial stocks were leading the equity markets upward once again. Stocks continued their climb throughout the end of the year, highlighted by post-election strength. Because the November elections maintained the status quo of a Democratic president and Republican-controlled Congress, the market had one of its strongest post-election gains in history.


   Q WHICH INVESTMENTS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

   A We introduced the Fund on May 29, 1996, with an emphasis on small- and mid-size stocks. Although our focus was on emerging companies, we ultimately selected investments on the basis of a company's potential to outperform earnings expectations. We invested in the highest growth companies in each sector that met our rising earnings estimates and rising valuations criteria. Energy and technology stocks met our stock-selection criteria during the period, and stocks in these two sectors were among the top performers. By the end of the calendar year, 18 percent of the Fund's long-term investments were invested in energy stocks. This high level is unusual for an aggressive growth fund, but our bottom-up philosophy emphasizes individual stock selection rather than sector allocation. Energy stocks benefited from new technology that allowed for more in-depth exploration of oil fields, and by rising oil and gas prices.
    Technology, a more common aggressive growth holding, was increased to approximately 42 percent of the Fund's long-term investments by year end. We found outstanding opportunities in disk drive companies such as Western Digital and Applied Magnetics, as they had good pricing and upside earnings. Dell Computers and Intel, two large-capitalization companies, also met our criteria. In addition, we found opportunity in sales-force automation software companies, such as Clarify. Health care, a lagging sector in 1996, was held to 2 percent by year end, because we could not find rising earnings estimates and proven valuations.


   Q WHAT IS YOUR OVERALL STRATEGY TO SEEK TO PROVIDE SHAREHOLDERS WITH A STRONG RETURN, IN KEEPING WITH THE FUND'S OBJECTIVE?

   A We look for rising earnings expectations, which we have found to be important in predicting the success of a stock. Rising valuations are important to us as well, so we track them carefully on a one- and three-month basis. We also feel strongly about meeting with the management teams behind the companies in whose stock we invest. These meetings help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. We also learn about a company's opportunities within its particular industry and decide if we have confidence in their ability to maximize growth potential.


   Q  HOW DID THE FUND PERFORM IN THE LAST SIX MONTHS OF 1996?

   A The Fund achieved a six-month total return of 9.87 percent(1) (Class A shares at net asset value) as of December 31, 1996. By comparison, the Standard & Poor's 500-Stock Index returned 11.65 percent for the period, while the Lipper Capital Appreciation Fund Index returned 4.35 for the period. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, sales charges or fees that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.


   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

   A We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market.

Valuations are extended, which suggests the potential for a significant decline in U.S. stock prices. For example, such a correction might be triggered by a return of the rapid gross domestic product growth experienced during the first half of 1996, which could persuade the Fed to raise interest rates.
    With this in mind, a review of your portfolio's asset mix may be especially appropriate at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.


[SIG]
Alan T. Sachtleben
Chief Investment Officer
Equity Investments




[SIG]
Gary M. Lewis
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                    Security Description                      Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  10.0%
Abercrombie & Fitch Co., Class A (b)........................  54,700    $    902,550
CDW Computer Centers, Inc. (b)..............................  18,000       1,067,625
CompUSA, Inc. (b)...........................................  30,000         618,750
Danka Business Systems PLC- ADR (United Kingdom)............  30,000       1,061,250
Eagle Hardware & Garden, Inc. (b)...........................  65,000       1,348,750
Finish Line, Inc., Class A (b)..............................  50,000       1,056,250
Gucci Group NV..............................................  17,000       1,085,875
Inacom Corp. (b)............................................  50,000       2,000,000
Paul Harris Stores, Inc. (b)................................  75,000       1,331,250
Pomeroy Computer Resources, Inc. (b)........................  40,000       1,470,000
Ross Stores, Inc............................................  45,000       2,250,000
TJX Cos., Inc...............................................  50,000       2,368,750
Tuesday Morning Corp. (b)...................................  30,000         641,250
                                                                        ------------
                                                                          17,202,300
                                                                        ------------
CONSUMER NON-DURABLES  1.5%
Interstate Bakeries Corp....................................  50,000       2,456,250
                                                                        ------------
CONSUMER SERVICES  9.6%
Billing Information Concepts Corp. (b)......................  35,000       1,006,250
Caribiner International, Inc. (b)...........................  25,000       1,256,250
CKE Restaurants, Inc........................................  40,000       1,440,000
Consolidated Graphics, Inc. (b).............................  25,000       1,400,000
Doubletree Corp. (b)........................................  40,000       1,800,000
HA-LO Industries, Inc. (b)..................................  50,000       1,375,000
International Network Services (b)..........................  15,700         473,944
Morningstar Group, Inc. (b).................................  65,000       1,275,625
National TechTeam, Inc. (b).................................  50,000       1,000,000
Regal Cinemas, Inc. (b).....................................  35,000       1,076,250
Romac International, Inc. (b)...............................  20,000         440,000
Sitel Corp. (b).............................................  64,000         904,000
Superior Consultant, Inc. (b)...............................  25,700         636,075
TMP Worldwide, Inc. (b).....................................  50,000         637,500
Ultrak, Inc. (b)............................................  28,000         854,000
XLConnect Solutions, Inc. (b)...............................  30,000         862,500
                                                                        ------------
                                                                          16,437,394
                                                                        ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                    Security Description                      Shares    Market Value
------------------------------------------------------------------------------------

ENERGY  16.4%
Atwood Oceanics, Inc. (b)...................................  24,000    $  1,524,000
Benton Oil & Gas Co. (b)....................................  40,000         905,000
Chesapeake Energy Corp. (b).................................  25,000       1,390,625
Cliffs Drilling Co. (b).....................................  35,000       2,213,750
Comstock Resources, Inc. (b)................................  75,000         975,000
Cooper Cameron Corp. (b)....................................  28,000       2,142,000
Diamond Offshore Drilling, Inc. (b).........................  25,000       1,425,000
ENSCO International, Inc. (b)...............................  25,000       1,212,500
Falcon Drilling Co., Inc. (b)...............................  47,500       1,864,375
Flores & Rucks, Inc. (b)....................................  20,000       1,065,000
Forcenergy Gas Exploration, Inc. (b)........................  55,000       1,993,750
Global Marine, Inc. (b).....................................  55,000       1,134,375
Marine Drilling Cos., Inc. (b)..............................  70,000       1,378,125
NGC Corp. ..................................................  70,000       1,627,500
Noble Drilling Corp. (b)....................................  35,000         695,625
Nuevo Energy Co. (b)........................................  25,000       1,300,000
Pogo Producing Co. .........................................  25,000       1,181,250
Reading & Bates Corp. (b)...................................  40,000       1,060,000
Rowan Cos., Inc. (b)........................................  35,000         791,875
Seagull Energy Corp. (b)....................................  10,560         232,320
Swift Energy Co. (b)........................................  30,000         896,250
United Meridian Corp. (b)...................................  20,000       1,035,000
                                                                        ------------
                                                                          28,043,320
                                                                        ------------
FINANCE  6.4%
Amresco, Inc. (b)...........................................  60,000       1,605,000
Conseco, Inc. ..............................................  35,000       2,231,250
Imperial Credit Industries, Inc. (b)........................  60,000       1,260,000
Leasing Solutions, Inc. (b).................................  45,000       1,158,750
RAC Financial Group, Inc. (b)...............................  60,000       1,267,500
Southern Pacific Funding Corp. (b)..........................  55,000       1,711,875
SunAmerica, Inc. ...........................................  40,000       1,775,000
                                                                        ------------
                                                                          11,009,375
                                                                        ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                    Security Description                      Shares    Market Value
------------------------------------------------------------------------------------

HEALTHCARE  2.0%
Curative Health Services, Inc. (b)..........................  30,000    $    830,625
Jones Medical Industries, Inc. .............................  30,000       1,098,750
Medicis Pharmaceutical Corp., Class A (b)...................  32,375       1,424,500
                                                                        ------------
                                                                           3,353,875
                                                                        ------------
PRODUCER MANUFACTURING  4.7%
Apogee Enterprises, Inc. ...................................  35,000       1,391,250
Mastec, Inc. (b)............................................  30,000       1,590,000
Oregon Metallurgical Corp. (b)..............................  20,000         645,000
Tetra Technologies, Inc. (b)................................  40,000       1,010,000
U.S. Filter Corp. (b).......................................  50,000       1,587,500
United Waste Systems, Inc. (b)..............................  25,000         859,375
USA Waste Services, Inc. (b)................................  31,000         988,125
                                                                        ------------
                                                                           8,071,250
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
Titanium Metals Corp. (b)...................................  25,000         821,875
                                                                        ------------
TECHNOLOGY  38.8%
Acxiom Corp. (b)............................................  85,000       2,040,000
ADC Telecommunications, Inc. (b)............................  60,000       1,867,500
Advanced Fibre Communications (b)...........................   2,700         150,188
Applied Magnetics Corp. (b).................................  45,000       1,344,375
Ascend Communications, Inc. (b).............................  25,000       1,553,125
Aspen Technology, Inc. (b)..................................  25,000       2,006,250
Boston Technology, Inc. (b).................................  45,000       1,293,750
Cascade Communications Corp. (b)............................  14,000         771,750
Centennial Technologies, Inc. (b)...........................  65,000       3,380,000
Ciber, Inc. (b).............................................  35,000       1,050,000
Citrix Systems, Inc. (b)....................................  25,000         976,562
Clarify, Inc. (b)...........................................  45,000       2,160,000
Cognos, Inc. (b)............................................  40,000       1,125,000
Compaq Computer Corp. (b)...................................  14,000       1,039,500
Compuware Corp. (b).........................................  35,000       1,754,375
Comverse Technology, Inc. (b)...............................  40,000       1,512,500
Cybermedia, Inc. (b)........................................  12,000         189,000
Cymer, Inc. (b).............................................  25,000       1,203,125
Davox Corp. (b).............................................  12,000         495,000
Dell Computer Corp. (b).....................................  40,000       2,125,000

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                    Security Description                      Shares    Market Value
------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)
Dynatech Corp. (b)..........................................  30,000    $  1,327,500
Encad, Inc. (b).............................................  25,000       1,031,250
ESS Technology, Inc. (b)....................................  30,000         843,750
Infinity Financial Technology, Inc. (b).....................  32,700         564,075
Information Management Resources, Inc. (b)..................  60,000       1,267,500
Innovex, Inc. (b)...........................................  50,000       1,350,000
Intel Corp. ................................................  20,000       2,618,750
Lecroy Corp. (b)............................................  35,000       1,312,500
Manugistics Group, Inc. (b).................................  20,000         795,000
McAfee Associates, Inc. (b).................................  40,000       1,760,000
PairGain Technologies, Inc. (b).............................  24,000         730,500
Peoplesoft, Inc. (b)........................................  40,000       1,917,500
Periphonics Corp. (b).......................................  50,000       1,462,500
Rational Software Corp. (b).................................  35,000       1,384,687
Remedy Corp. (b)............................................  35,000       1,881,250
Saville Systems PLC - ADR (Ireland) (b).....................  20,000         812,500
SBS Technologies, Inc. (b)..................................  35,000       1,295,000
Scopus Technology, Inc. (b).................................  30,000       1,395,000
Siebel Systems, Inc. (b)....................................  39,600       1,069,200
Technology Solutions Co. (b)................................  50,000       2,075,000
Tellabs, Inc. (b)...........................................  30,000       1,128,750
Uniphase Corp. (b)..........................................  30,000       1,575,000
Vantive Corp. (b)...........................................  44,000       1,375,000
Verilink Corp. (b)..........................................  40,000       1,330,000
VideoServer, Inc. (b).......................................  20,000         850,000
Vitesse Semiconductor Corp. (b).............................  30,000       1,365,000
Western Digital Corp. (b)...................................  35,000       1,990,625
Wind River Systems, Inc. (b)................................  40,000       1,895,000
                                                                        ------------
                                                                          66,439,837
                                                                        ------------
TRANSPORTATION  2.0%
Seacor Holdings, Inc. (b)...................................  25,000       1,575,000
Trico Marine Services, Inc. (b).............................  40,000       1,920,000
                                                                        ------------
                                                                           3,495,000
                                                                        ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                    Security Description                      Shares    Market Value
------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  91.9%
  (Cost $136,806,506) (a)...........................................    $157,330,476
REPURCHASE AGREEMENT  6.1%
SBC Capital Markets, Inc., ($10,495,000 par collateralized by U.S.
  Government securities in a pooled cash account, dated 12/31/96, to
  be sold on 01/02/97 at $10,498,936)...............................      10,495,000
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.........................       3,486,607
                                                                        ------------
NET ASSETS  100.0%..................................................    $171,312,083
                                                                        ============

(a) At December 31, 1996, for federal income tax purposes cost is $136,806,506; the aggregate gross unrealized appreciation is $24,105,666 and the aggregate gross unrealized depreciation is $3,581,696, resulting in net unrealized appreciation of $20,523,970.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $136,806,506)
  (Note 1)..................................................  $157,330,476
Repurchase Agreement (Note 1)...............................    10,495,000
Cash........................................................         1,069
Receivables:
  Fund Shares Sold..........................................     4,880,514
  Investments Sold..........................................       324,000
  Dividends.................................................        11,233
Unamortized Organizational Expenses (Note 1)................        92,701
                                                              ------------
      Total Assets..........................................   173,134,993
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,004,773
  Investments Purchased.....................................       441,200
  Distributor and Affiliates (Notes 2 and 5)................       187,195
  Investment Advisory Fee (Note 2)..........................       113,893
  Organizational Expenses...................................        26,878
Accrued Expenses............................................        33,731
Deferred Compensation and Retirement Plans (Note 2).........        15,240
                                                              ------------
      Total Liabilities.....................................     1,822,910
                                                              ------------
NET ASSETS..................................................  $171,312,083
                                                              ============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $161,025,974
Net Unrealized Appreciation on Investments..................    20,523,970
Accumulated Net Investment Loss.............................      (624,809)
Accumulated Net Realized Loss on Investments................    (9,613,052)
                                                              ------------
NET ASSETS..................................................  $171,312,083
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $85,290,890 and 8,508,294 shares of
    beneficial interest issued and outstanding).............  $      10.02
    Maximum sales charge (5.75%* of offering price).........           .61
                                                              ------------
Maximum offering price to public............................  $      10.63
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $77,813,468 and 7,796,216 shares of
    beneficial interest issued and outstanding).............  $       9.98
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,207,725 and 822,310 shares of
    beneficial interest issued and outstanding).............  $       9.98
                                                              ============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   240,121
Dividends...................................................       51,066
                                                              -----------
    Total Income............................................      291,187
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      425,868
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $71,807, $255,662 and $28,216, respectively)
  (Note 5)..................................................      355,685
Shareholder Services (Note 2)...............................       74,654
Trustees Fees and Expenses (Note 2).........................       17,615
Legal (Note 2)..............................................       11,573
Amortization of Organizational Expenses (Note 1)............       10,984
Custody.....................................................        1,976
Other.......................................................       12,516
                                                              -----------
    Total Expenses..........................................      910,871
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (619,684)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Loss on Investments............................  $(8,741,622)
                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................       48,334
  End of the Period.........................................   20,523,970
                                                              -----------
Net Unrealized Appreciation on Investments During the
  Period....................................................   20,475,636
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............  $11,734,014
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,114,330
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1996
                 and the Period Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 May 29, 1996
                                                                             (Commencement of
                                                    Six Months Ended   Investment Operations)
                                                    December 31, 1996        to June 30, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................   $   (619,684)           $   (26,170)
Net Realized Loss on Investments...................     (8,741,622)              (871,430)
Net Unrealized Appreciation on Investments During
  the Period.......................................     20,475,636                 48,334
                                                      ------------            -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     11,114,330               (849,266)
                                                      ------------            -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..........................    125,896,213             61,468,641
Cost of Shares Repurchased.........................    (25,508,103)              (812,561)
                                                      ------------            -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    100,388,110             60,656,080
                                                      ------------            -----------
TOTAL INCREASE IN NET ASSETS.......................    111,502,440             59,806,814
NET ASSETS:
Beginning of the Period............................     59,809,643                  2,829
                                                      ------------            -----------
End of the Period (Including accumulated net
  investment loss of $624,809 and $5,125,
  respectively)....................................   $171,312,083            $59,809,643
                                                      ============            ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               May 29, 1996
                                                                              (Commencement
                                                                              of Investment
                                                          Six Months Ended   Operations) to
Class A Shares                                        December 31, 1996(a)    June 30, 1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............       $ 9.118                  $9.430
                                                            -------                  ------
  Net Investment Loss................................         (.034)                  (.002)
  Net Realized and Unrealized Gain/Loss on
    Investments......................................          .940                   (.310)
                                                            -------                  ------
Total from Investment Operations.....................          .906                   (.312)
                                                            -------                  ------
Net Asset Value, End of the Period...................       $10.024                  $9.118
                                                            =======                  ======
Total Return(b)......................................          9.87%*                 (3.29%)*
Net Assets at End of the Period (In millions)........       $  85.3                  $ 30.3
Ratio of Expenses to Average Net Assets (c)..........          1.30%                   1.29%
Ratio of Net Investment Loss to Average Net Assets
  (c)................................................          (.79%)                  (.50%)
Portfolio Turnover...................................            55%*                     4%*
Average Commission Paid Per Equity Share Traded
  (d)................................................       $ .0430                  $.0310

* Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.05% and (1.25%) for the period ended June 30, 1996.

(d) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              May 29, 1996
                                                                             (Commencement
                                                                             of Investment
                                                        Six Months Ended    Operations) to
Class B Shares                                        December 31, 1996(a)   June 30, 1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............        $9.112                 $9.430
                                                             ------                 ------
  Net Investment Loss................................         (.072)                 (.006)
  Net Realized and Unrealized Gain/Loss on
    Investments......................................          .941                  (.312)
                                                             ------                 ------
Total from Investment Operations.....................          .869                  (.318)
                                                             ------                 ------
Net Asset Value, End of the Period...................        $9.981                 $9.112
                                                             ======                 ======
Total Return (b).....................................          9.55%*                (3.39%)*
Net Assets at End of the Period (In millions)........        $ 77.8                 $ 25.5
Ratio of Expenses to Average Net Assets (c)..........          2.05%                  2.06%
Ratio of Net Investment Loss to Average Net Assets
  (c)................................................         (1.54%)                (1.28%)
Portfolio Turnover...................................            55%*                    4%*
Average Commission Paid Per Equity Share Traded
  (d)................................................        $.0430                 $.0310

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.81% and (2.04%) for the period ended June 30, 1996.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               May 29, 1996
                                                                              (Commencement
                                                                              of Investment
                                                        Six Months Ended     Operations) to
Class C Shares                                        December 31, 1996(a)    June 30, 1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............        $9.113                  $9.430
                                                             ------                  ------
  Net Investment Loss................................         (.072)                  (.006)
  Net Realized and Unrealized Gain/Loss on
    Investments......................................          .940                   (.311)
                                                             ------                  ------
Total from Investment Operations.....................          .868                   (.317)
                                                             ------                  ------
Net Asset Value, End of the Period...................        $9.981                  $9.113
                                                             ======                  ======
Total Return (b).....................................          9.55%*                 (3.39%)*
Net Assets at End of the Period (In millions)........        $  8.2                  $  3.9
Ratio of Expenses to Average Net Assets (c)..........          2.05%                   2.05%
Ratio of Net Investment Loss to Average Net Assets
  (c)................................................         (1.54%)                 (1.28%)
Portfolio Turnover...................................            55%*                     4%*
Average Commission Paid Per Equity Share Traded
  (d)................................................        $.0430                  $.0310
*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.81% and (2.04%) for the period ended June 30, 1996.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. For federal income tax purposes, a net investment loss recognized in the current year cannot be used to offset future years net investment income. Therefore, tax basis net investment losses are reclassified to capital at the end of the Fund's fiscal year. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $4,200, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
    ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $50,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At December 31, 1996, capital aggregated $80,049,894, $73,208,376 and
$7,767,704 for Classes A, B, and C, respectively. For the six months ended December 31, 1996, transactions were as follows:

                                                SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A...................................   7,267,610   $ 69,602,055
  Class B...................................   5,420,443     51,460,605
  Class C...................................     507,711      4,833,553
                                              ----------   ------------
Total Sales.................................  13,195,764   $125,896,213
                                              ==========   ============
Repurchases:
  Class A...................................  (2,087,827)  $(20,378,919)
  Class B...................................    (425,028)    (4,078,816)
  Class C...................................    (117,786)    (1,050,368)
                                              ----------   ------------
Total Repurchases...........................  (2,630,641)  $(25,508,103)
                                              ==========   ============

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $30,826,758, $25,826,587 and $3,984,519 for Classes A, B, and C, respectively. For the period ended June 30, 1996, transactions were as follows:

                                                 SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A.....................................  3,364,245   $31,165,017
  Class B.....................................  2,845,703    26,235,112
  Class C.....................................    441,454     4,068,512
                                                ---------   -----------
Total Sales...................................  6,651,402   $61,468,641
                                                =========   ===========
Repurchases:
  Class A.....................................    (35,834)  $  (327,971)
  Class B.....................................    (45,002)     (400,997)
  Class C.....................................     (9,169)      (83,593)
                                                ---------   -----------
Total Repurchases.............................    (90,005)  $  (812,561)
                                                =========   ===========

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

    For the six months ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $206,900

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

and CDSC on redeemed shares of approximately $85,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $148,630,945 and $56,758,159, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of approximately $216,700.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund

Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS
DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
SM denotes a service mark of Van Kampen American Capital Distributors, Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 7,102,283 shares voted for the proposal, 90,468 shares voted against and 356,529 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 4,463,540 shares voted for the proposal, 112,682 shares voted against and 330,480 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 7,154,754 shares voted for the proposal, 43,344 shares voted against and 3,51,183 shares abstained.